NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR OCTOBER 16, 2007

To the Shareholders of Pioneer Interest Shares:

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on October 16, 2007, at 2:00 p.m., Eastern Time, to consider the following:

   1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Bond Fund. Under this Agreement and Plan of Reorganization, your fund (a closed-end fund) will transfer all of its assets to an open-end fund, Pioneer Bond Fund, in exchange for Class Y shares of Pioneer Bond Fund. Class Y shares of Pioneer Bond Fund will be distributed to your fund's shareholders in proportion to their holdings of the shares of your fund on the closing date of the reorganization. Pioneer Bond Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

   2.  Any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on August 10, 2007 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,

                                             /s/ Dorothy E. Bourassa

                                             Dorothy E. Bourassa
                                             Secretary

Boston, Massachusetts
August 22, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.





                                                                   20958-00-0807

                           COMBINED PROXY STATEMENT

                                      OF

                            PIONEER INTEREST SHARES
                              (a closed-end fund)

                                      AND

                                PROSPECTUS FOR

                      CLASS Y SHARES OF PIONEER BOND FUND
                              (an open-end fund)

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")


           The address and telephone number of each Pioneer Fund is:


                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265


     This combined proxy statement/prospectus, dated August 22, 2007 (the "Proxy Statement/Prospectus"), contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the reorganization of Pioneer Interest Shares into Pioneer Bond Fund (the "Reorganization"). Please read carefully (and retain for future reference) the Proxy Statement/Prospectus. Additional information about each Pioneer Fund, including a statement of additional information for this Proxy Statement/Prospectus, dated August 22, 2007 (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below. The SAI has been incorporated herein by reference.

     Shares of the Pioneer Bond Fund have not been approved or disapproved by the SEC. The SEC has not passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in Pioneer Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 INTRODUCTION

     This combined Proxy Statement/Prospectus is being furnished to shareholders of Pioneer Interest Shares (Symbol: MUO) in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of Pioneer Interest Shares of proxies to be used at a special meeting of the shareholders of Pioneer Interest Shares to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 26th Floor, Boston, Massachusetts on October 16, 2007, at 2:00 p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of Pioneer Interest Shares on or about August 22, 2007.


The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to terminate Pioneer Interest Shares by transferring its assets into Pioneer Bond Fund, an open-end fund (commonly referred to as a "mutual fund"). Pioneer Bond Fund and your fund have the same investment adviser, Pioneer Investment Management, Inc. ("Pioneer"), portfolio manager and team of investment professionals, as well as similar investment objectives and policies. However, Pioneer Bond Fund's management fee rate is lower than your fund's management fee rate. Reorganizing your fund into Pioneer Bond Fund will also enable you to share in certain other benefits, which are described in greater detail below, while also eliminating the discount to net asset value at which shares of your fund have traded historically. It should be noted that past performance is no assurance of future results.

     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Reorganization of your fund into Pioneer Bond Fund. Please read carefully (and retain for future reference) the Proxy Statement/Prospectus, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary. You should read carefully the specific discussion regarding your fund's Reorganization beginning on the next page.

     The Trustees recommend that you vote FOR this proposal.

     Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

----------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund's current Class Y shares prospectus,            On file with the SEC (http://www.sec.gov) and available at
current multi-class statement of additional information, and      no charge by calling our toll-free number: 1-800-622-3265.
any applicable supplements.
                                                                  On file with the SEC (http://www.sec.gov) and available at
Each Pioneer Fund's most recent annual and semi-annual            no chargeby calling our toll-free number: 1-800-622-3265.
reports to shareholders.                                          See "Available Information."
----------------------------------------------------------------------------------------------------------------------------
The SAI for this Proxy Statement/Prospectus, containing           On file with the SEC (http://www.sec.gov) and available at
additional information about the Pioneer Funds.                   no charge by calling our toll-free number: 1-800-622-3265.
                                                                  This SAI is incorporated by reference into this Proxy
                                                                  Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.           Call our toll-free telephone number: 1-800-622-3265.
----------------------------------------------------------------------------------------------------------------------------

       The date of this Proxy Statement/Prospectus is August 22, 2007.

How the Reorganization Will Work

  o The Reorganization is scheduled to occur as of the close of business on October 19, 2007 but may occur on such later date as the parties may agree in writing (the "Closing Date").

  o Your fund will transfer all of its assets to an open-end fund, Pioneer Bond Fund. Pioneer Bond Fund will assume all of your fund's liabilities.

  o Pioneer Bond Fund will issue to your fund Class Y shares with an aggregate net asset value equal to the aggregate net asset value of your fund. Your fund's net asset value can be expected to vary from the market value attributable to your fund's common shares. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date. Class Y shares of Pioneer Bond Fund will then be distributed to your fund's shareholders of record as of the close of business on the Closing Date in proportion to the relative net asset value (not market value) of their share holdings on the Closing Date. On the Closing Date, each shareholder will receive Class Y shares of Pioneer Bond Fund with the same aggregate net asset value as their holdings of common shares of Pioneer Interest Shares immediately prior to the Reorganization. All Class Y shares of Pioneer Bond Fund are offered without a sales load or Rule 12b-1 fee.

  o Pioneer Interest Shares will be terminated and dissolved after the Closing Date.

  o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to Pioneer Bond Fund, your fund or the shareholders of either Pioneer Fund and will not take place unless both Pioneer Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds. Shareholders of your fund will receive a taxable distribution shortly before the Reorganization.

  o In recommending the Reorganization, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), determined that the Reorganization is in the best interest of each Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Funds. The Trustees have made this determination based on factors that are discussed below and in greater detail under the proposal.


Why Your Fund's Trustees Recommend the Reorganization

     The Trustees believe that reorganizing your fund into Pioneer Bond Fund offers you potential benefits, which are highlighted by the following discussion of key differences between the two funds. These potential benefits and considerations include:

    o Primary consideration. A shareholder of your fund has commenced a proxy contest seeking to replace Pioneer and your fund's Board of Trustees. The shareholder recently filed a notice of intent to propose an alternate slate of trustees at the next annual meeting of shareholders. The shareholder also intends to submit proposals and solicit proxies at the annual meeting to (1) adopt a managed distribution policy that would pay a monthly distribution of $0.15 per share, (2) change the investment objective of your fund to seek capital appreciation with current income as a secondary objective, by investing primarily in U.S. and non-U.S. companies, and (3) terminate the advisory agreement with Pioneer. Your fund's current investment objective is to seek interest income by investing in a diversified portfolio of debt obligations, primarily investment grade, with the objective of obtaining as high a yield as possible consistent with this type of investment.

      If the managed distribution policy, as proposed by the shareholder, were adopted for your fund, it would have resulted in a return of capital of $9,111,043 or 68.45% of the distributions in 2006. Assuming income and capital gains at the same rate for the remainder of this year, the return of capital would be $9,531,884 or 71.61% of the distributions in 2007. The Trustees oppose the proposed distribution policy. A policy of returning capital continuously over time will ultimately lead to your fund's gradual demise and liquidation.

      The Trustees believe that the change in the nature of your fund from a bond fund to a "go anywhere" fund is not appropriate, given your fund's purpose since its inception to operate as a bond fund. Further, in addition to the proxy contest that will most likely occur at the annual meeting, the Trustees believe, based on the current role of activists in the industry waging proxy contests to promote various causes, that, even if the shareholder's proposals are defeated, your fund will likely continue to be the subject of proxy contests in the future, which could increase its expense ratio to non-competitive levels.

      It is primarily for these reasons, notwithstanding whether this shareholder actually succeeds in electing his trustees and having his proposals adopted if the Reorganization is not approved, that the Trustees strongly recommend that you vote in favor of the Reorganization. The Reorganization would maintain your fund as a bond fund, eliminate the discount of the market price from its net asset value, permit daily redemption of your shares at their net asset value, and allow each shareholder to choose the timing of any recognition of taxable gain or loss occasioned by the redemption of shares.

     o Portfolio management. The similarity in investment objectives and principal investment strategies of both Pioneer Funds, as well as the fact that they have the same lead portfolio manager and team of investment professionals.

     o Performance. Pioneer Bond Fund's comparable historical performance. As of March 31, 2007, your fund's average annual returns for the past one, three and five year periods were 5.92%, 3.71% and 5.59%, respectively, as compared to Pioneer Bond Fund's Class Y shares' average annual returns, which were 6.22%, 3.84% and 6.41% for the same periods.

     o Lower operating expenses. The pro forma expense ratio for the combined fund's Class Y shares is anticipated to be lower than the historical expense ratio of your fund's common shares. As of December 31, 2006, your fund's expense ratio was 1.00%, compared to Pioneer Bond Fund's Class Y shares' expense ratio of 0.57% and the combined fund's Class Y shares' anticipated pro forma expense ratio of 0.58%, before fee waivers.

     o Lower management fees. Pioneer Bond Fund's lower management fee rate. Pioneer Bond Fund's current management fee rate and the combined fund's anticipated pro forma management fee rate of 0.50% is lower than your fund's current management fee rate of 0.57%.

     o Liquidity at net asset value. The additional benefit of an open-end fund that permits redeeming or purchasing shares at net asset value. The Trustees noted that, because shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and your fund's shares generally have traded at a discount to net asset value, ranging from -14.03% (high) to -1.72% (low) over the past three years ended May 31, 2007 and currently have traded at a discount of -2.63% as of May 31, 2007. The Trustees noted that the reorganization of your fund into Pioneer Bond Fund effectively would provide your fund's shareholders with liquidity for their shares at net asset value, thereby eliminating the discount at which your fund's shares historically have traded. All Class Y shares of Pioneer Bond Fund are offered without a front-end sales load, deferred sales charge or Rule 12b-1 fee and are redeemable at the net asset value per share each business day with no discount.

     o Tax free reorganization. The transaction is expected to qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not be treated as a taxable sale of your fund's shares.

     o Alternatives. The Trustees believe this Reorganization is the best alternative to the shareholder's proposals. If the Reorganization is not approved, in light of the probable continuation of future proxy contests, the Trustees will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.

     o Other differences. Differences in shareholder voting rights apply. Generally, listed closed-end fund shareholders have greater voting rights, including rights to vote at annual meetings for the election of trustees in accordance with NYSE rules. Your voting rights are described in more detail below.

     Therefore, your fund's Trustees recommend that you vote FOR the Reorganizations.

What are the Federal Income Tax Consequences of the Reorganization

     The Reorganization will not result in any income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or their shareholders as a direct result of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), it is expected, subject to approval by the Board of Trustees, that your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution will be taxable to your fund's shareholders. Such distribution is currently estimated to total between 3 and 4 cents of ordinary income per share. Additionally, following the Reorganization, Pioneer Bond Fund will declare and pay before the end of 2007 a distribution of such income and gains to its shareholders. Those distributions will be fully taxable to all shareholders of Pioneer Bond Fund, including former shareholders of your fund, even though those distributions may include a portion of Pioneer Bond Fund's income and gains that were realized before the Closing Date.

Who Bears the Expenses Associated with the Reorganization

     Pioneer has agreed to pay 75% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. Your fund will pay the remaining 25% of the costs incurred in connection with the Reorganization.

What Happens if the Reorganization is Not Approved

     If the Reorganization is not approved, the Trustees will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.

Who is Eligible to Vote?

     Shareholders of record on August 10, 2007 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote (or, in the case of fractional shares, a proportionate fractional vote). Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                             Page
                                                                             ---
INTRODUCTION .............................................................     2
PROPOSAL 1 -- PIONEER INTEREST SHARES AND PIONEER BOND FUND ..............     7
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION ........................    25
TAX STATUS OF THE REORGANIZATION .........................................    25
VOTING RIGHTS AND REQUIRED VOTE ..........................................    26
COMPARISON OF A CLOSED-END FUND AND AN OPEN-END MUTUAL FUND ..............    27
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...........................    28
FINANCIAL HIGHLIGHTS .....................................................    38
INFORMATION CONCERNING THE MEETING .......................................    40
OWNERSHIP OF SHARES OF THE PIONEER FUNDS .................................    41
EXPERTS ..................................................................    43
AVAILABLE INFORMATION ....................................................    43
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ................   A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF FUND PERFORMANCE .........   B-1

                            PIONEER INTEREST SHARES
                                      AND
                               PIONEER BOND FUND

                                  PROPOSAL 1

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1 is approved, your fund will be terminated and reorganized into Pioneer Bond Fund, as described above.

     Both your fund and Pioneer Bond Fund have similar investment objectives and, consequently, both Pioneer Funds have similar investment policies and risks. Each Pioneer Fund invests primarily in investment grade debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt securities issued by U.S. corporations and cash equivalents. However, your fund may invest a greater portion of its assets in debt securities issued by non-U.S. corporate and government issuers than Pioneer Bond Fund, and is therefore subject to additional risks (and the potential higher or lower returns) associated with such investments. Your fund is a closed-end investment management company, which means that shareholders do not have the right to redeem or exchange their shares. Instead, shareholders of your fund must sell their shares on the NYSE at the prevailing market price. Market prices can be expected to deviate from the net asset value per share of your fund. Your fund's shares generally have traded at a discount to net asset value over the past three years ended May 31, 2007, ranging from -14.03% (high) to -1.72% (low). Pioneer Bond Fund is an open-end management investment company, which means that it issues redeemable securities on an ongoing basis and pays its shareholders the net asset value of such shares upon redemption. A more complete discussion of these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."

     The table below provides a comparison of the Pioneer Funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Bond Fund. The percentage restrictions on investments or utilization of assets set forth below apply only at the time an investment is made or a utilization of assets occurs. All investment policies described below are non-fundamental, unless noted as fundamental. Fundamental policies cannot be changed without approval by a "majority" of the applicable Pioneer Fund's outstanding voting securities which means: (i) 67% or more of the Pioneer Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Pioneer Fund's outstanding shares, whichever is less. Non-fundamental policies can be changed by the Trustees of the applicable Pioneer Fund without a shareholder vote.

          Comparison of Pioneer Interest Shares to Pioneer Bond Fund

-----------------------------------------------------------------------------------------------------------------
                                 Pioneer Interest Shares                           Pioneer Bond Fund
Business            A diversified, closed-end management             A diversified, open-end management investment
                    investment company organized as a Delaware       company organized as a Delaware statutory
                    statutory trust. Pioneer Interest Shares         trust. Pioneer Bond Fund originally was
                    originally was organized as a Nebraska           organized as a Massachusetts corporation on
                    corporation on November 3, 1971 and              August 16, 1978, reorganized as a
                    reorganized as a Delaware statutory              Massachusetts business trust on December 31,
                    trust on July 15, 1996.                          1985 and reorganized as a Delaware statutory
                                                                     trust on May 17, 1999.
-----------------------------------------------------------------------------------------------------------------
 Net assets as of   $90.4 million                                    $963.7 million
 March 31, 2007
-----------------------------------------------------------------------------------------------------------------

                                     Pioneer Interest Shares                              Pioneer Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser and     Investment Adviser:
portfolio manager          Pioneer Investment Management, Inc.

                           Portfolio Manager:
                           Day-to-day management of each Pioneer Fund's portfolio is the responsibility of Kenneth J.
                           Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other
                           Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from
                           Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. The SAI provides additional information about Mr. Taubes' compensation, other accounts he manages and his ownership of securities in each Pioneer Fund.
--------------------------------------------------------------------------------------------------------------------------------
Investment objective(s)    Pioneer Interest Shares seeks interest income        Pioneer Bond Fund seeks to provide current
                           by investing in a diversified portfolio of debt      income from an investment grade portfolio
                           obligations, primarily investment grade, with the    with due regard to preservation of capital and
                           objective of obtaining as high a yield as possible   prudent investment risk. Pioneer Bond Fund
                           consistent with this type of investment. This is a   also seeks a relatively stable level of
                           fundamental policy that may only be changed          dividends; however, the level of dividends
                           with a shareholder vote.                             will be maintained only if consistent with
                                                                                preserving the investment grade quality of
                                                                                Pioneer Bond Fund's portfolio. This is a
                                                                                fundamental policy that may only be changed
                                                                                with a shareholder vote.
--------------------------------------------------------------------------------------------------------------------------------
Primary investments        Pioneer Interest Shares invests at least 80%         Normally, Pioneer Bond Fund invests at least
                           of its total assets in the following types of        80% of its net assets (plus the amount of
                           interest-bearing debt securities:                    borrowings, if any, for investment purposes)
                                                                                in the following securities:
                           o  Investment grade debt securities (that is,
                              securities which are rated Aaa, AA, A or Baa      o  Debt securities issued or guaranteed by the
                              by Moody's Investors Services, Inc. or AAA,          U.S. government or its agencies and
                              AA, A or BBB by Standard & Poor's Ratings            instrumentalities,
                              Group,
                                                                                o  Debt securities, including convertible debt,
                           o  Obligations of the U.S. government or its            of corporate and other issuers rated at least
                              agencies, instrumentalities and sponsored            investment grade at the time of investment,
                              entities, or                                         and comparably rated commercial paper, or

                           o  Commercial paper, other money market              o  Cash and cash equivalents, certificates of
                              instruments and cash items.                          deposit, repurchase agreements maturing in
                                                                                   one week or less and bankers' acceptances.
                           Other money market instruments include, but
                           are not limited to, repurchase agreements,           Pioneer Bond Fund will provide written notice
                           certificates of deposit and bankers'                 to shareholders at least 60 days prior to any
                           acceptances. Cash items include cash                 change to the requirement that it invest at
                           balances, accrued interest and receivables for       least 80% of its assets as described above.
                           items such as the proceeds, not yet received,
                           from the sale of Pioneer Interest Shares'            Cash and cash equivalents include cash
                           portfolio investments.                               balances, accrued interest and receivables for
                                                                                items such as the proceeds, not yet received,
                                                                                from the sale of Pioneer Bond Fund's portfolio
                                                                                investments.
--------------------------------------------------------------------------------------------------------------------------------

                                         Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Below investment grade debt    Pioneer Interest Shares may invest up to 20% of      Pioneer Bond Fund may invest up to 20% of its
                               its total assets in debt securities rated below      net assets in debt securities rated below
                               investment grade or, if unrated, of equivalent       investment grade or, if unrated, of equivalent
                               quality as determined by Pioneer. No securities      credit quality as determined by Pioneer. Pioneer
                               acquired will be convertible or exchangeable         Bond Fund may invest in debt securities rated
                               into common stock or common stock equivalents.       "D" or better.
                               This is a fundamental policy that may only be
                               changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities             Pioneer Interest Shares may invest up to 30% of      Pioneer Bond Fund may invest up to 15% of its
                               its total assets in debt securities issued by        total assets in equity and debt securities of
                               non-U.S. corporations and governments. This is a     non-U.S. corporate issuers and in debt
                               fundamental policy that may only be changed with     securities of non-U.S. government issuers.
                               a shareholder vote.                                  Pioneer Bond Fund will not invest more than 5%
                                                                                    of its total assets in the securities of
                                                                                    emerging markets issuers. Pioneer Bond Fund
                                                                                    invests in non-U.S. securities to diversify its
                                                                                    portfolio when they offer similar or greater
                                                                                    potential to provide income and capital gains
                                                                                    compared to U.S. securities. Pioneer Bond Fund
                                                                                    may invest in securities of Canadian issuers to
                                                                                    the same extent as securities of U.S. issuers
                                                                                    (non-U.S. issuers do not include Canadian
                                                                                    issuers).
------------------------------------------------------------------------------------------------------------------------------------
See "Other Investment Policies" below for additional details on the investment policies of each Pioneer Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies          Pioneer, each Pioneer Fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the Pioneer Fund's investment objective(s). In assessing the appropriate maturity and sector weighting of each Pioneer Fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities
                               (such as yields compared to U.S. Treasuries or comparable issues) and sector diversification.

                               In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive            Normally, each Pioneer Fund invests substantially all of its assets to meet its investment
strategies                     objective(s). Each Pioneer Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Pioneer Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a Pioneer Fund may not be able to achieve its investment objective(s).
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading             Each Pioneer Fund usually does not trade for short-term profits. Each Pioneer Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the
                               Pioneer Fund's investment criteria. If a Pioneer Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

                                         Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Sales charges and fees         Shares purchased on the secondary market are not     o  Class Y shares are offered by Pioneer without
                               subject to sales charges but may be subject to          an initial sales charge.
                               brokerage commissions or other charges.
                                                                                    o  Class Y shares are not subject to a
                                                                                       contingent deferred sales charge.

                                                                                    o  Class Y shares are not subject to
                                                                                       distribution and service (12b-1) fees.

                                                                                    o  Class Y shares purchased through a broker
                                                                                       or dealer may be subject to brokerage
                                                                                       commissions or other charges.
------------------------------------------------------------------------------------------------------------------------------------
Management fees                Pioneer's management fee is equal to 0.625% of       Pioneer's management fee is equal to 0.50% of
                               Pioneer Interest Shares' average daily net           Pioneer Bond Fund's average daily net assets.
                               assets up to $50 million and 0.50% of average
                               daily net assets over $50 million.                   A discussion regarding the basis for the Board
                                                                                    of Trustees' approval of the management
                               A discussion regarding the basis for the Board       contract is available in Pioneer Bond Fund's
                               of Trustees' approval of the management contract     December 31, 2006 semi-annual report to
                               is available in Pioneer Interest Shares'             shareholders.
                               December 31, 2006 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                  Shares of Pioneer Interest Shares are listed on      You may buy Class Y shares from any investment
                               the NYSE and may be purchased in the secondary       firm that has a sales agreement with Pioneer
                               market through an authorized broker and subject      Funds Distributor, Inc. ("PFD"), Pioneer Bond
                               to brokerage commission or other fees charged by     Fund's distributor. You can buy Class Y shares
                               such broker.                                         at net asset value per share after Pioneer
                                                                                    Bond Fund receives your purchase request in
                               Pioneer Interest Shares does not issue new           good order. You also may exchange securities
                               shares except in connection with its dividend        you own for shares of Pioneer Bond Fund
                               reinvestment plan ("Plan").                          provided that Pioneer, in its sole discretion,
                                                                                    determines that the securities are consistent
                                                                                    with Pioneer Bond Fund's investment objectives
                                                                                    and policies and their acquisition is in the
                                                                                    best interests of Pioneer Bond Fund.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial investment     Not applicable. See "Buying Shares" above.           No minimum initial investment is required
                                                                                    pursuant to the Reorganization. There is no
                                                                                    minimum additional investment amount for Class
                                                                                    Y shares. If you seek to open another account
                                                                                    in Class Y shares, your initial investment
                                                                                    must be at least $5,000,000 for Class Y
                                                                                    shares. You may qualify for lower initial or
                                                                                    subsequent investment minimums if you are
                                                                                    opening a retirement plan account,
                                                                                    establishing an automatic investment plan or
                                                                                    placing your trade through your investment
                                                                                    firm.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase amount        Not applicable. See "Buying Shares" above.           There is no maximum purchase amount for Class
                                                                                    Y shares.
------------------------------------------------------------------------------------------------------------------------------------

                              Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------
Exchanging shares    Not applicable. See "Buying Shares" above.        You may exchange your Class Y shares for
                                                                       Class Y shares of another Pioneer mutual
                                                                       fund. Your exchange request must be for at
                                                                       least $1,000. You may exchange your Class Y
                                                                       shares at net asset value without being
                                                                       charged either an initial or contingent deferred
                                                                       shares charge at the time of the exchange. An
                                                                       exchange generally is treated as a sale and a
                                                                       new purchase of shares for federal income
                                                                       tax purposes.
                                                                       After you establish an eligible fund account,
                                                                       you can exchange fund shares by telephone,
                                                                       mail or fax.
------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of Pioneer Interest Shares are listed on   Your shares will be sold at the next net asset
                     the NYSE and may be sold in the secondary         value per share calculated after Pioneer Bond
                     market through an authorized broker at the        Fund receives your request in good order. Net
                     market value.                                     asset value is calculated every day the NYSE
                                                                       is open when regular trading closes (normally
                                                                       4:00 p.m. Eastern time).
------------------------------------------------------------------------------------------------------------------------
                                                                       You can sell some or all of your Class Y
                                                                       shares by writing directly to Pioneer Bond
                                                                       Fund if the account is registered in your
                                                                       name. You may sell up to $5 million per
                                                                       account per day by telephone or fax if the
                                                                       proceeds are directed to your bank account
                                                                       of record. You may only sell up to $100,000
                                                                       per account per day by telephone or fax if the
                                                                       proceeds are not directed to your bank
                                                                       account of record.
------------------------------------------------------------------------------------------------------------------------
                                                                       You may sell Pioneer Bond Fund shares held
                                                                       in a retirement plan account by telephone only
                                                                       if your account is an eligible IRA (tax penalties
                                                                       may apply). You may not sell your shares by
                                                                       phone if you have changed your address (for
                                                                       checks) or your bank information (for wires
                                                                       and transfers) in the last 30 days.
------------------------------------------------------------------------------------------------------------------------
Net asset value      Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the NYSE is open when regular trading closes
                     (normally 4:00 p.m. Eastern time).
------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Pioneer Funds

     Because each Pioneer Fund has similar investment objectives and investment strategies, the Pioneer Funds are subject to some of the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up causing the value of the Pioneer Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities).

     o The issuer of a security owned by the Pioneer Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk.

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Pioneer Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock-in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect.

     o To the extent that the Pioneer Fund invests in high yield securities, its exposure to credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal.

     o Each Pioneer Fund is subject to the risks of investing in government-sponsored entities. Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

     o To the extent either Pioneer Fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     o Pioneer Bond Fund may invest up to 20% of the value of its net assets in securities rated D or unrated securities of comparable quality. This may include mortgage-backed and asset-backed sub-prime securities. In addition to the risks generally associated with such securities, investments by either Pioneer Fund in sub-prime asset-backed securities or related derivatives can be difficult to value, volatile and illiquid. Although Pioneer Bond Fund currently does not invest in sub-prime asset-backed or mortgage-backed securities to a material degree, these securities present substantial credit risk, including the risk of default.

     Market segment risks. To the extent either Pioneer Fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. Industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

  Investment in non-U.S. securities. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid, more volatile and may be subject to a heightened level of inflation and default risk relative to U.S. issuers. In a changing market, Pioneer may not be able to sell a Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     o In addition to the risks noted above with respect to non-U.S. securities, the special risks associated with investing in emerging markets include the increased potential for rapid inflation or hyperinflation as well as losses related to the emerging market's custody, settlement or counterparty practices.


Additional Principal Risk of Investing in Pioneer Interest Shares

     Because Pioneer Interest Shares is a closed-end fund, it is subject to the risk that its shares may trade at prices lower than net asset value. This is a risk that is not applicable to open-end funds, such as Pioneer Bond Fund, because shares of open-end funds are not traded on a secondary market and are redeemable at their net asset value on any day the NYSE is open. A more complete discussion on these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."

The Pioneer Funds' Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended December 31, 2006 and (ii) for Pioneer Bond Fund, the expenses of Class Y shares of Pioneer Bond Fund for the twelve-month period ended December 31, 2006. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2006.


                                                                                                                       Combined
                                                                                                                       Pioneer
                                                                                Pioneer             Pioneer           Bond Fund
                                                                            Interest Shares        Bond Fund          (Pro Forma
                                                                           (12 months ended    (12 months ended    12 months ended
                                                                          December 31, 2006)  December 31, 2006)  December 31, 2006)
                                                                          ------------------  ------------------  -----------------
Shareholder transaction fees                                                    Common
 (paid directly from your investment)                                           Shares               Class Y            Class Y
Maximum sales charge (load) when you buy shares as a
 percentage of offering price ............................................      None(1)               None               None
Maximum deferred sales charge (load) as a percentage of offering price
 or the amount you receive when you sell shares, whichever is less .......      None(1)               None               None
Dividend reinvestment plan fees ..........................................      None(2)               None               None
Redemption fee as a percentage of amount redeemed, if applicable .........      None(3)               None               None

Annual Fund Operating Expenses (deducted from fund assets)
 as a % of average daily net assets
Management Fee ...........................................................        0.57%              0.50%              0.50%
Distribution and Service (12b-1) Fee .....................................      None(1)               None               None
Other Expenses ...........................................................        0.43%              0.07%              0.08%
Total Annual Fund Operating Expenses(4) ..................................        1.00%              0.57%              0.58%
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver .........................................................         N/A                N/A              (0.01)%(5)
Net Expenses .............................................................        1.00%              0.57%              0.57%(5)

     The hypothetical example below helps you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions at net asset value (although Pioneer Interest Shares' Plan provides that such dividends and distributions are (i) returned as cash to participants when the net asset value exceeds the market value per share in effect at the time and
(ii) reinvested to purchase shares at the greater of the net asset value or 95% of the market value per share when the market value exceeds the net asset value per share), (c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) the contractual fee waiver for the combined fund is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer Bond Fund. Since no redemption fees or deferred sales charges are imposed by either Pioneer Fund, the 1, 3, 5 and 10 year cost projections are the same regardless of whether you choose to redeem your shares at the end of a period.

     The examples are for comparison purposes only and are not a representation of either Pioneer Fund's actual expenses or returns, either past or future.

                                                                      Combined
                                                                      Pioneer
                             Pioneer              Pioneer            Bond Fund
Number of years          Interest Shares         Bond Fund        (Class Y Shares)
you own your shares      (Common Shares)     (Class Y Shares)       (Pro Forma)
-------------------      ---------------     ----------------       -----------
Year 1 ..............         $  102               $ 58                 $ 58
Year 3 ..............         $  318               $183                 $185
Year 5 ..............         $  552               $318                 $323
Year 10 .............         $1,225               $714                 $725

----------

(1) Shares of Pioneer Interest Shares purchased on the secondary market are not subject to sales charges, deferred sales charges (or 12b-1 fees) but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by Pioneer Interest Shares' shareholders in connection with the initial offering of common shares.

(2) A shareholder that directs the dividend reinvestment plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) Shares of Pioneer Interest Shares are not redeemable, and any sales of shares must be effected in the secondary market.

(4) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(5) Net expenses in the table reflect the fee waiver that will be in effect upon the closing of the Reorganization, assuming your fund's shareholders approve the Reorganization, under which Pioneer Bond Fund's transfer agent has contractually agreed not to impose all of its fees applicable to Class
    Y shares. This fee waiver is contingent on the successful closing and completion of the Reorganization and will be in effect from the closing date of the Reorganization through November 1, 2008. There can be no assurance that Pioneer will extend the fee waiver beyond such time.

Comparison of the Pioneer Funds' Performance

     The following table shows your fund's highest and lowest NYSE market price per share for each quarter over the past two fiscal years and the quarter ended March 31, 2007. Also included in the table is the net asset value per share of your fund on that date and the percentage discount or premium to net asset value (expressed as a percentage) that the sales price represents.

-----------------------------------------------------------------------------------------------------------
                                                                                     (Discount)/Premium
                           NYSE Market Price*            Net Asset Value                 Percentage
-----------------------------------------------------------------------------------------------------------
Quarter Ended               High          Low           High          Low            High            Low
-----------------------------------------------------------------------------------------------------------
 March 31, 2005           $ 11.85       $ 10.82       $ 12.81       $ 12.37         (12.67%)       ( 6.64%)
-----------------------------------------------------------------------------------------------------------
 June 30, 2005            $ 11.54       $ 10.75       $ 12.74       $ 12.44         (13.77%)       ( 8.39%)
-----------------------------------------------------------------------------------------------------------
 September 30, 2005       $ 11.55       $ 11.05       $ 12.67       $ 12.38         (10.89%)       ( 7.74%)
-----------------------------------------------------------------------------------------------------------
 December 31, 2005        $ 11.14       $ 10.65       $ 12.39       $ 12.19         (12.92%)       (10.02%)
-----------------------------------------------------------------------------------------------------------
 March 31, 2006           $ 11.18       $ 10.77       $ 12.38       $ 12.12         (11.91%)       ( 9.03%)
-----------------------------------------------------------------------------------------------------------
 June 30, 2006            $ 11.15       $ 10.71       $ 12.15       $ 11.83         (11.41%)       ( 7.19%)
-----------------------------------------------------------------------------------------------------------
 September 30, 2006       $ 11.25       $ 10.67       $ 12.25       $ 11.86         (10.56%)       ( 7.10%)
-----------------------------------------------------------------------------------------------------------
 December 31, 2006        $ 11.47       $ 11.00       $ 12.41       $ 12.12         ( 9.76%)       ( 6.97%)
-----------------------------------------------------------------------------------------------------------
 March 31, 2007           $ 12.08       $ 11.14       $ 12.39       $ 12.13         ( 8.44%)       ( 1.88%)
-----------------------------------------------------------------------------------------------------------

As of May 31, 2007, your fund had a market value per share of $11.87 and a net asset value per share of $12.19, resulting in a -2.63% discount to net asset value.

* Market price refers to the inter-dealer price, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

     The following charts provide some indication of the risk of investing in your fund or Pioneer Bond Fund by showing changes in each Pioneer Fund's performance from year to year and by showing how each fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

     The bar charts below show the year-by-year net asset value performance of Pioneer Interest Shares and Pioneer Bond Fund's Class Y shares for the past 10 years. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return. You do not pay any sales charge on purchases or redemptions of common shares of Pioneer Interest Shares or Class Y shares of Pioneer Bond Fund.

     The table below shows the average annual total returns for Pioneer Interest Shares (at net asset value and at market price) and average annual total returns (before and after taxes) for Pioneer Bond Fund's Class Y shares over time, each compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results.



                      Yearly Net Asset Value Performance
                           (Year ended December 31)

     The performance of Class Y shares of Pioneer Bond Fund for the period prior to the commencement of operations of Class Y shares on September 20, 2001 is the net asset value performance of Pioneer Bond Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

              Pioneer             Pioneer Bond Fund
          Interest Shares*         Class Y Shares**
'97           11.01                    9.16
'98            6.89                    7.69
'99           -2.13                   -3.20
'00            7.54                    8.45
'01            6.90                    7.66
'02            5.86                    9.18
'03            8.69                    9.31
'04            6.11                    6.35
'05            2.51                    2.77
'06            3.78                    3.98

* During the period shown in the bar chart, Pioneer Interest Shares' highest quarterly return was 4.80% for the quarter ended June 20, 2003, and the lowest quarterly return was -2.03% for the quarter ended June 30, 2004. For the period from January 1, 2007 to March 31, 2007, Pioneer Interest Shares' return was 1.64%.

** During the period shown in the bar chart, the highest quarterly return of Class Y shares of Pioneer Bond Fund was 4.69% for the quarter ended
  June 30, 2003, and the lowest quarterly return was -1.84% for the quarter ended June 30, 2004. For the period from January 1, 2007 to March 31, 2007, the return of Class Y shares of Pioneer Bond Fund was 1.44%.

                         Average Annual Total Returns
                     (for periods ended December 31, 2006)

---------------------------------------------------------------------------------------
                                                        1 Year      5 Years    10 Years
---------------------------------------------------------------------------------------
Pioneer Interest Shares
---------------------------------------------------------------------------------------
 Common Shares (at net asset value before taxes)(1)      3.78%       5.37%       5.66%
---------------------------------------------------------------------------------------
 Common Shares (at market value before taxes)(1)         7.78%       5.45%       5.58%
---------------------------------------------------------------------------------------
Pioneer Bond Fund
---------------------------------------------------------------------------------------
 Class Y -- Before Taxes                                 3.98%       6.29%       6.07%
---------------------------------------------------------------------------------------
 Class Y -- After Taxes on Distribution(2)               2.26%       4.20%       3.68%
---------------------------------------------------------------------------------------
 Class Y -- After Taxes on Distributions and Sale
  of Fund Shares(2)                                      2.56%       4.13%       3.70%
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for taxes)(3)                    4.33%       5.06%       6.24%
---------------------------------------------------------------------------------------

(1) The average annual total returns reflect reinvestment of all dividends and distributions. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. The performance does not reflect any brokerage commissions associated with the purchase or sale of the common shares on the NYSE, any underwriting spread or sales charges paid in Pioneer Interest Shares' initial public offering of its common shares or the deduction of taxes a shareholder would pay on distributions or the sale of common shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold Pioneer Bond Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

The most recent portfolio management discussion of each Pioneer Fund's performance is attached as Exhibit B.

                           Other Investment Policies

     In addition to the principal investment policies described in the synopsis above, each Pioneer Fund is subject to the following investment policies:

                                          Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending                          Pioneer Interest Shares may not make loans,           Pioneer Bond Fund may not make loans,
                                 except that Pioneer Interest Shares may               except by the purchase of debt obligations,
                                 purchase debt securities in private placements        by entering into repurchase agreements or
                                 in an amount up to 10% of the value of                though the lending of portfolio securities.
                                 Pioneer Interest Shares' total assets, purchase       This is a fundamental policy that may only
                                 repurchase agreements as outlined in the              be changed with a shareholder vote.
                                 investment objective, policies and restrictions,
                                 and may make both short-term (nine months
                                 or less) and long-term loans of its portfolio
                                 securities to the extent of 40% of the value of
                                 Pioneer Interest Shares' total assets computed
                                 at the time of making such loans. This is a
                                 fundamental policy that may only be changed
                                 with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
Securities lending               Pioneer Interest Shares may make both short-          See above with respect to Pioneer Bond
                                 term (nine months or less) and long-term              Fund's policy on loans.
                                 loans of its portfolio securities only to the
                                 extent permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing / Senior securities    Pioneer Interest Shares may not borrow                Pioneer Bond Fund may not borrow money,
                                 money, except from banks for temporary                except that Pioneer Bond Fund may: (a) borrow
                                 purposes, and then not in excess of 5% of the         from banks or through reverse repurchase
                                 value of its total assets, or mortgage, pledge        agreements in an amount up to 331/3% of the
                                 or hypothecate its assets to secure such              fund's total assets (including the amount
                                 borrowing except in an amount not exceeding           borrowed); (b) to the extent permitted by
                                 15% of the value of its total assets. This is a       applicable law, borrow up to an additional 5%
                                 fundamental policy that may only be changed           of the fund's assets for temporary purposes;
                                 with a shareholder vote.                              (c) obtain such short-term credits as are
                                                                                       necessary for the clearance of portfolio
                                 Pioneer Interest Shares may not issue senior          transactions; (d) purchase securities on
                                 securities (as defined in the Investment              margin to the extent permitted by applicable
                                 Company Act of 1940) except insofar as                law; and (e) engage in transactions in
                                 borrowings are permitted in the paragraph             mortgage dollar rolls that are accounted for
                                 above that sets forth the fund's current              as financings. In the opinion of the SEC, a
                                 borrowing restriction. This is a fundamental          fund's limitation on borrowing includes any
                                 policy that may only be changed with a                pledge, mortgage or hypothecation of its
                                 shareholder vote.                                     assets. This is a fundamental policy that may
                                                                                       only be changed with a shareholder vote. The
                                                                                       italicized statement is not part of the
                                                                                       fundamental policy.

                                                                                       Pioneer Bond Fund may not purchase
                                                                                       securities while borrowings are in excess of
                                                                                       5% of total assets.
------------------------------------------------------------------------------------------------------------------------------------

                                          Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
 Illiquid and restricted   Pioneer Interest Shares may not invest more          Pioneer Bond Fund may not invest more than
 securities                than 10% of the value of its total assets in         15% of its net assets in illiquid and other
                           debt securities that are not publicly offered,       securities that are not readily marketable.
                           including restricted securities purchased in         Repurchase agreements maturing in more
                           private placements. This is a fundamental            than seven days will be included for purposes
                           policy that may only be changed with a               of the foregoing limit. Securities subject to
                           shareholder vote.                                    restrictions on resale under the Securities Act
                                                                                of 1933, as amended (the "1933 Act"), are
                                                                                considered illiquid unless they are eligible for
                                                                                resale pursuant to Rule 144A or another
                                                                                exemption from the registration requirements
                                                                                of the 1933 Act and are determined to be
                                                                                liquid by Pioneer.
------------------------------------------------------------------------------------------------------------------------------------
 Beneficial ownership      Pioneer Interest Shares may not invest or hold       No restrictions.
                           securities of any issuer if, to its knowledge,
                           one or more officers or directors of Pioneer
                           Interest Shares or its investment adviser
                           individually own beneficially more than 1/2 of
                           1% of the securities of such issuer, or together
                           own more than 5% of the securities of such
                           issuer. This is a fundamental policy that may
                           only be changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
 Real estate               Pioneer Interest Shares may not invest in any        Pioneer Bond Fund may not invest in real
                           interest in real estate, except (a) that Pioneer     estate, except that Pioneer Bond Fund may
                           Interest Shares may invest in securities of          invest in securities of issuers that invest in
                           issuers that invest in real estate or interests      real estate or interests therein, securities that
                           therein, securities of real estate investment        are secured by real estate or interests therein,
                           trusts, mortgage-backed securities and other         securities of real estate investment trusts
                           securities that represent a similar indirect         and mortgage-backed securities. This is a
                           interest in real estate; and (b) Pioneer Interest    fundamental policy that may only be changed
                           Shares may acquire real estate or interests          with a shareholder vote.
                           therein through exercising rights or remedies
                           with regard to an instrument or security. This
                           is a fundamental policy that may only be
                           changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
 Short sales               Pioneer Interest Shares may not make short           Pioneer Bond Fund may not sell securities
                           sales of securities, or purchase securities on       short, except to the extent that Pioneer Bond
                           margin, but Pioneer Interest Shares may obtain       Fund contemporaneously owns or has the
                           such short-term credits as may be necessary          right to acquire at no additional cost securities
                           for the clearance of purchases and sales of          identical to those sold short, or purchase
                           securities. This is a fundamental policy that        securities on margin.
                           may only be changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
 Underwriting              Pioneer Interest Shares may not act as a             Pioneer Bond Fund may not act as an
                           securities underwriter, except to the extent that    underwriter, except as it may be deemed to be
                           in connection with the disposition of portfolio      an underwriter in a sale of restricted securities
                           debt securities, Pioneer Interest Shares may be      held in its portfolio. This is a fundamental
                           deemed to be an underwriter under certain            policy that may only be changed with a
                           federal securities laws. This is a fundamental       shareholder vote.
                           policy that may only be changed with a
                           shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------

                                          Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Concentration                 Pioneer Interest Shares may not invest or          Pioneer Bond Fund may not invest 25%
                              concentrate more than 25% of the value all of      or more of its total assets in the securities
                              its total assets in the securities of issuers of   of one or more issuers (excluding the
                              which conduct their principal business             U.S. government or its agencies or
                              activities in the same industry. Utility           instrumentalities) conducting their principal
                              companies, such as gas, electric, water and        business activities in the same industry. For
                              telephone companies, and financial companies       purposes of this restriction the electric, utility,
                              such as banks, personal credit institutions,       natural gas utility, and telephone industries
                              business credit institutions, saving and loan      shall be considered separate industries. This
                              associations and insurance companies, shall be     is a fundamental policy that may only be
                              considered, for purposes of this policy, to be     changed with a shareholder vote.
                              separate industries. This is a fundamental
                              policy that may only be changed with a
                              shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
Commodities                   Pioneer Interest Shares may not invest in          Pioneer Bond Fund may not invest in
                              commodities or commodity contracts. This is a      commodities or commodities contracts,
                              fundamental policy that may only be changed        except that Pioneer Bond Fund may invest in
                              with a shareholder vote.                           currency instruments and contracts and
                                                                                 financial instruments and contracts that might
                                                                                 be deemed to be commodities and commodity
                                                                                 contracts. This is a fundamental policy that
                                                                                 may only be changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
Diversification               As to 75% of the value of its total assets,        Pioneer Bond Fund may not make any
                              Pioneer Interest Shares may not invest more        investment inconsistent with its status as a
                              than 5% of the value of its total assets in        diversified investment company under the
                              the securities of any one issuer (other than       1940 Act. This is a fundamental policy that
                              obligations of the United States Government        may only be changed with a shareholder
                              and its instrumentalities). This is a              vote. Section 5 of the 1940 Act defines a
                              fundamental policy that may only be changed        "diversified company" as a fund that, with
                              with a shareholder vote.                           respect to 75% of the value of its total assets,
                                                                                 limits its investments in any single issuer to
                              Pioneer Interest Shares may not invest in any      an amount not exceeding: (i) 5% of the value
                              class of voting securities or in more than 10%     of the fund's total assets and (ii) 10% of that
                              of any other class of securities of any one        issuer's outstanding voting securities.
                              issuer. This is a fundamental policy that may
                              only be changed with a shareholder vote.
------------------------------------------------------------------------------------------------------------------------------------
Other investment companies    Pioneer Interest Shares may not acquire the        Pioneer Bond Fund generally may invest in the
                              securities of other domestic or non-U.S.           securities of other investment companies to
                              investment companies, except to the extent         the extent permitted by the 1940 Act.
                              permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
Control                       Pioneer Interest Shares may not invest in          Pioneer Bond Fund may not invest in
                              companies for the purpose of exercising            companies for the purpose of exercising
                              control or management.                             control or management.
------------------------------------------------------------------------------------------------------------------------------------

                                          Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-related securities    Each Pioneer Fund may, but is not required to, invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities, such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in collateralized mortgage obligations is entitled to receive specified cash flows from a pool of mortgages.
                               Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.
------------------------------------------------------------------------------------------------------------------------------------
Other investments              Pioneer Interest Shares' investments may have     Pioneer Bond Fund's investments may have fixed
                               fixed or variable principal payments and all      or variable principal payments and all types of
                               types of interest rate payment and reset terms,   interest rate payment and reset terms,
                               including fixed rate, floating rate, zero         including fixed rate, floating rate, zero
                               coupon, contingent, deferred, payment-in-kind and coupon, contingent, deferred, payment-in-kind
                               auction rate features. Pioneer Interest Shares    and auction rate features. Pioneer Bond Fund
                               may invest and has in the past invested in        may invest and has in the past invested in
                               securities with a broad range of maturities and   securities with a broad range of maturities and
                               maintains an average portfolio maturity which     maintains an average portfolio maturity which
                               varies based upon the judgment of Pioneer.        varies based upon the judgment of Pioneer.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Floating rate loans are provided by banks and
                                                                                 other financial institutions to large corporate
                                                                                 customers. These loans are rated below
                                                                                 investment grade, but typically are secured
                                                                                 with specific collateral and have a senior
                                                                                 position in the capital structure of the
                                                                                 borrower. These loans typically have rates of
                                                                                 interest that are reset periodically by
                                                                                 reference to a base lending rate, such as the
                                                                                 London Interbank Offered Rate (LIBOR), plus a
                                                                                 premium. Floating rate loans may not be readily
                                                                                 marketable or may be subject to restrictions on
                                                                                 resale.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Pioneer Bond Fund may invest in inverse
                                                                                 floating rate obligations (a type of derivative
                                                                                 instrument). The interest rate on inverse
                                                                                 floating rate obligations will generally
                                                                                 decrease as short-term interest rates increase,
                                                                                 and increase as short-term rates decrease. Due
                                                                                 to their leveraged structure, the sensitivity
                                                                                 of the market value of an inverse floating rate
                                                                                 obligation to changes in interest rates is
                                                                                 generally greater than a comparable long-term
                                                                                 bond issued by the same issuer and with similar
                                                                                 credit quality, redemption and maturity
                                                                                 provisions. Inverse floating rate obligations
                                                                                 may be volatile and involve leverage risk.
------------------------------------------------------------------------------------------------------------------------------------

                                          Pioneer Interest Shares                                Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Pioneer Bond Fund may, but is not required to,
                                                                                 use futures and options on securities, indices
                                                                                 and other derivatives. A derivative is a
                                                                                 security or instrument whose value is
                                                                                 determined by reference to the value or the
                                                                                 change in value of one or more securities,
                                                                                 currencies, indices or other financial
                                                                                 instruments. Although there is no specific
                                                                                 limitation on investing in derivatives, Pioneer
                                                                                 Bond Fund does not use derivatives as a primary
                                                                                 investment technique and generally limits its
                                                                                 use to hedging. However, Pioneer Bond Fund may
                                                                                 use derivatives for a variety of non-principal
                                                                                 purposes, including:

                                                                                 o  As a hedge against adverse changes in the
                                                                                    market prices of securities, interest rates
                                                                                    or currency exchange rates

                                                                                 o  As a substitute for purchasing or selling
                                                                                    securities

                                                                                 o  To increase Pioneer Bond Fund's return as a
                                                                                    non-hedging strategy that may be considered
                                                                                    speculative.

                                                                                 Pioneer Bond Fund may enter into credit default
                                                                                 swaps, which can be used to transfer the credit
                                                                                 risk of a security without buying or selling
                                                                                 the security.

                                                                                 Even a small investment in derivatives can have
                                                                                 a significant impact on Pioneer Bond Fund's
                                                                                 exposure to the market prices of securities,
                                                                                 interest rates or currency exchange rates. If
                                                                                 changes in a derivative's value do not
                                                                                 correspond to changes in the value of Pioneer
                                                                                 Bond Fund's other investments, Pioneer Bond
                                                                                 Fund may not fully benefit from or could lose
                                                                                 money on the derivative position. In addition,
                                                                                 some derivatives involve risk of loss if the
                                                                                 person who issued the derivative defaults on
                                                                                 its obligation. Certain derivatives may be less
                                                                                 liquid and more difficult to value. Pioneer
                                                                                 Bond Fund will only invest in derivatives to
                                                                                 the extent Pioneer believes these investments
                                                                                 do not prevent Pioneer Bond Fund from seeking
                                                                                 its investment objectives.
------------------------------------------------------------------------------------------------------------------------------------

                                CAPITALIZATION

     The following table sets forth the capitalization of each Pioneer Fund as of March 31, 2007 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between March 31, 2007 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.


                                                                                      Pioneer
                                                                                     Bond Fund            Pro Forma
                                            Pioneer              Pioneer             Pro Forma             Pioneer
                                        Interest Shares         Bond Fund         Adjustments (1)         Bond Fund
                                       (March 31, 2007)     (March 31, 2007)     (March 31, 2007)      (March 31, 2007)
                                      ------------------   ------------------   ------------------   -------------------
Net Assets ........................      $ 90,356,309         $963,703,436           $(32,631)         $1,054,027,114
 Class A ..........................               N/A         $289,377,176                             $  289,377,176
 Class B ..........................               N/A         $ 39,607,807                             $   39,607,807
 Class C ..........................               N/A         $ 31,124,688                             $   31,124,688
 Class Y ..........................               N/A         $597,539,424           $(32,631)         $  687,863,102
 Class R ..........................               N/A         $  6,054,341                             $    6,054,341
 Common Shares ....................      $ 90,356,309                  N/A                                        N/A
Net Asset Value Per Share .........
 Class A ..........................               N/A         $       9.14                             $         9.14
 Class B ..........................               N/A         $       9.09                             $         9.09
 Class C ..........................               N/A         $       9.05                             $         9.05
 Class Y ..........................               N/A         $       9.06                             $         9.06
 Class R ..........................               N/A         $       9.23                             $         9.23
 Common Shares ....................      $      12.22                  N/A                                        N/A
Shares Outstanding ................
 Class A ..........................               N/A           31,668,492                                 31,668,492
 Class B ..........................               N/A            4,358,321                                  4,358,321
 Class C ..........................               N/A            3,439,690                                  3,439,690
 Class Y ..........................               N/A           65,937,931                                 75,908,668
 Class R ..........................               N/A              655,643                                    655,643
 Common Shares ....................         7,395,024                  N/A                                        N/A

----------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization to be borne by Pioneer Interest Shares, which are estimated to be $50,000. Because of expense limitations, the expenses of Class A, B, C and R shares will not increase as a result of the payment of any Reorganization costs, while $32,631 is expected to be borne by Class Y shares. Pioneer will bear the remaining costs of the Reorganization.

     It is impossible to predict how many shares of Pioneer Bond Fund actually will be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Bond Fund shares that actually will be received and distributed.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on October 19, 2007 but may occur on such later date as the parties may agree in writing.

     o Your fund will transfer all of its assets to an open-end fund, Pioneer Bond Fund. Pioneer Bond Fund will assume all of your fund's liabilities.

     o Pioneer Bond Fund will issue to your fund Class Y shares with an aggregate net asset value equal to the aggregate net assets in your fund. Your fund's net asset value can be expected to vary from the market value attributable to your fund's common shares. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the NYSE on the Closing Date.

       Class Y shares of Pioneer Bond Fund will then be distributed to your fund's shareholders of record as of the close of business on the Closing Date in proportion to the relative net asset value (not market value) of their common share holdings on the Closing Date. On the Closing Date, each shareholder will receive Class Y shares of Pioneer Bond Fund with the same aggregate net asset value as their holdings of common shares of Pioneer Interest Shares immediately prior to the Reorganization. Class Y shares of Pioneer Bond Fund are offered without a sales load or Rule 12b-1 fee.

     o Pioneer Interest Shares will be terminated and dissolved after the Closing Date.

     o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to Pioneer Bond Fund, your fund or the shareholders of either Pioneer Fund and will not take place unless both Pioneer Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

     o In recommending the Reorganization, the Board of Trustees of each Pioneer Fund, including all of the Independent Trustees, determined that the Reorganization is in the best interest of each Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Funds. The Trustees have made this determination based on factors that are discussed below and in greater detail under the proposal.

Reasons for the Proposed Reorganization

     The Trustees believe that reorganizing your fund into Pioneer Bond Fund offers you potential benefits. These potential benefits and considerations include:

     o Primary consideration. A shareholder of your fund has commenced a proxy contest seeking to replace Pioneer and your fund's Board of Trustees. The shareholder recently filed a notice of intent to propose an alternate slate of trustees at the next annual meeting of shareholders. The shareholder also intends to submit proposals and solicit proxies at the annual meeting to (1) adopt a managed distribution policy that would pay a monthly distribution of $0.15 per share, (2) change the investment objective of your fund to one of seeking capital appreciation with current income as a secondary objective, by investing primarily in U.S. and non-U.S. companies, and (3) terminate the advisory agreement with Pioneer. Your fund's current investment objective is to seek interest income by investing in a diversified portfolio of debt obligations, primarily investment grade, with the objective of obtaining as high a yield as possible consistent with this type of investment.

       If the managed distribution policy, as proposed by the shareholder, were adopted for your fund, it would have resulted in a return of capital of $9,111,043 or 68.45% of the distributions in 2006. Assuming income and capital gains at the same rate for the remainder of this year, the return of capital would be $9,531,884 or 71.61% of the distributions in 2007. The Trustees oppose the proposed distribution policy. A policy of returning capital continuously over time will ultimately lead to your fund's gradual demise and liquidation.

       The Trustees believe that the change in the nature of your fund from a bond fund to a "go anywhere" fund is not appropriate, given your fund's purpose since its inception to operate as a bond fund. Further, in addition to the proxy contest that most likely will occur at the annual meeting, the Trustees believe, based on the current role of activists in the industry waging proxy contests to promote various causes, that, even if the shareholder's proposals are defeated, your fund likely will continue to be the subject of proxy contests in the future, which could increase its expense ratio to non-competitive levels.

       It is primarily for these reasons, notwithstanding whether this shareholder actually succeeds in electing his trustees and having his proposals adopted if the Reorganization is not approved, that the Trustees strongly recommend that you vote in favor of the Reorganization. The Reorganization would maintain your fund as a bond fund, eliminate the discount of the market price from its net asset value, permit daily redemption of your shares at their net asset value, and allow each shareholder to choose the timing of any recognition of taxable gain or loss occasioned by the redemption of shares.

     o Portfolio management. The similarity in investment objectives and principal investment strategies of both Pioneer Funds, as well as the fact that they have the same lead portfolio manager and team of investment professionals.

     o Performance. Pioneer Bond Fund's comparable historical performance. As of March 31, 2007, your fund's average annual returns for the past one, three and five year periods were 5.92%, 3.71% and 5.59%, respectively, as compared to Pioneer Bond Fund's Class Y shares' average annual returns, which were 6.22%, 3.84% and 6.41% for the same periods.

     o Lower operating expenses. The pro forma expense ratio for the combined fund's Class Y shares is anticipated to be lower than the historical expense ratio of your fund's common shares. As of December 31, 2006, your fund's expense ratio was 1.00%, compared to Pioneer Bond Fund's Class Y shares' expense ratio of 0.57% and the combined fund's Class Y shares' anticipated pro forma expense ratio of 0.58%, before fee waivers.

     o Lower management fees. Pioneer Bond Fund's lower management fee rate. Pioneer Bond Fund's current management fee rate and the combined fund's anticipated pro forma management fee rate of 0.50% is lower than your fund's current management fee rate of 0.57%.

     o Liquidity at net asset value. The additional benefit of an open-end fund that permits redeeming or purchasing shares at net asset value. The Trustees noted that, because shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and your fund's shares generally have traded at a discount to net asset value, ranging from -14.03% (high) to -1.72% (low) over the past three years ended May 31, 2007 and traded at a discount of -2.63% as of May 31, 2007. The Trustees noted that the reorganization of your fund into Pioneer Bond Fund effectively would provide your fund's shareholders with liquidity for their shares at net asset value, thereby eliminating the discount at which your fund's shares historically have traded. All Class Y shares of Pioneer Bond Fund are offered without a front-end sales load, deferred sales charge or Rule 12b-1 fee and are redeemable at the net asset value per share each business day with no discount.

     o Tax free reorganization. The transaction is expected to qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your fund's shares.

     o Alternatives. The Trustees believe this Reorganization is the best alternative to the shareholder's proposals. If the Reorganization is not approved, in light of the probable continuation of future proxy contests, the Trustees will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.

     o Other differences. Differences in shareholder voting rights apply. Generally, listed closed-end fund shareholders have greater voting rights, including rights to vote at annual meetings for the election of trustees in accordance with NYSE rules. Pioneer Bond Fund is not required to, and generally does not, hold annual shareholder meetings. Your voting rights are described in more detail below.

     The Boards of both Pioneer Funds considered that your fund will bear one quarter of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the remaining expenses. The Boards of both Pioneer Funds estimate that these expenses in the aggregate will be approximately $200,000.

     The Boards of both Pioneer Funds considered that the Pioneer Funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. Pioneer also will avoid the potential cost, burden and adverse consequences associated with proxy contests, including the possible termination of Pioneer as investment adviser to your fund and the consequent loss of investment advisory fees by Pioneer. The Board also considered that your fund was in receipt of a proposal to change its primary investment objective and adopt a managed distribution plan. Pioneer believes this proposal, if successful, also would likely result in the termination of Pioneer's role as investment adviser to your fund. The Board also considered the fact that Pioneer Bond Fund shareholders pay Pioneer and its affiliates fees for administrative services, including transfer agency fees. The Boards believe, however, that these savings and revenues will not amount to a significant economic benefit to Pioneer or PFD. Further, it should be noted that Pioneer's advisory fee rate is lower for Pioneer Bond Fund than for your fund.

     The Boards of Trustees of both Pioneer Funds also considered that the Reorganization presents an excellent opportunity for the shareholders of Pioneer Interest Shares to become investors in a combined fund that has (i) lower advisory fees, (ii) lower operating expenses (historically), and (iii) a larger asset size than either Pioneer Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an immediate economic benefit to Pioneer Interest Shares and its shareholders and the potential for benefit for Pioneer. While the Board of Trustees considered alternatives to the Reorganization, it concluded that the Reorganization offered a method to eliminate the discount to net asset value on a tax-free basis, while offering continuity of portfolio management.

     Therefore, your fund's Trustees recommend that you vote FOR the Reorganization.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Bond Fund, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond Fund and that the interests of Pioneer Bond Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, they will no longer evidence ownership of your fund's shares and will evidence ownership of the corresponding Pioneer Bond Fund shares. Pioneer Bond Fund will not issue share certificates in the Reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by Pioneer Bond Fund of all of its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of Pioneer Bond Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization,
Section 7).

     The obligations of your fund and Pioneer Bond Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations also are subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of your fund or Pioneer Bond Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund already have approved it) by their mutual agreement at any time before the Closing Date, if the Boards believe that proceeding with the Reorganization would no longer be in the best interests of shareholders of either fund.

     Expenses of the Reorganization. Your fund will bear one quarter of all the expenses incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the remainder of these expenses.

                       TAX STATUS OF THE REORGANIZATION

     The Reorganization is not intended to result in any income, gain or loss for U.S. federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the funds, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Bond Fund as described above or (2) the distribution by your fund of Pioneer Bond Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Pioneer Bond Fund upon the receipt of your fund's assets solely in exchange for the issuance of Class Y shares of Pioneer Bond Fund to your fund and the assumption of your fund's liabilities by Pioneer Bond Fund;

     o The basis of the assets of your fund acquired by Pioneer Bond Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of Pioneer Bond Fund will include your fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your fund solely for the Class Y shares of Pioneer Bond Fund as part of the Reorganization;

     o The basis of Class Y shares of Pioneer Bond Fund received by you in the Reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

     o The tax holding period of Class Y shares of Pioneer Bond Fund you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Pioneer Bond Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. As a result of the Reorganization, $2,754,182 of your fund's capital loss carryforwards ($0.372 per share of your fund), which otherwise would have expired December 31, 2008, will expire due to an accelerated expiration date of June 30, 2007. These capital loss carryforwards will not be available to the shareholders of Pioneer Bond Fund following the Reorganization.


     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

     Shareholders of your fund will receive a taxable distribution shortly before the Reorganization, currently estimated to total between 3 and 4 cents of ordinary income per share.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote (or, in the case of fractional shares, a proportionate fractional vote). A quorum is required to conduct business at the meeting. With respect to your fund, the presence in person or by proxy of one-third of the shares entitled to cast votes at the meeting will constitute a quorum. Pursuant to Article IX, Section 4 of the Agreement and Declaration of Trust, a favorable vote of a "majority of the shares outstanding and entitled to vote" of your fund is required to approve the proposal with respect to your fund. For this purpose, a "majority of the shares outstanding and entitled to vote" means the affirmative vote of the lesser of:

  1. 67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

  2. more than 50% of the outstanding shares of your fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

----------------------------------------------------------------------------------------------------------------------
              Shares                              Quorum                                     Voting
----------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by   Shares "present" in person will be voted in
                                  proxy are counted toward a quorum.     person at the meeting. Shares present by
                                                                         proxy will be voted in accordance with
                                                                         instructions.
----------------------------------------------------------------------------------------------------------------------
 Signed Proxy with no Voting      Considered "present" at meeting for    Voted "for" the proposal.
 Instruction (other than Broker   purposes of quorum.
 Non-Vote)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
              Shares                              Quorum                                     Voting
----------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at meeting for    Broker non-votes do not count as a vote "for"
underlying holder had not         purposes of quorum.                    the proposal and effectively result in a vote
voted and the broker does not                                            "against" the proposal.
have discretionary authority
to vote the shares)
----------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at meeting for    Abstentions do not constitute a vote "for"
                                  purposes of quorum.                    the proposal and effectively result in a vote
                                                                         "against" the proposal.
----------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If the Reorganization is not approved, the Trustees will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.



             COMPARISON OF A CLOSED-END FUND AND AN OPEN-END FUND

     As described in Proposal 1, it is proposed that your fund be reorganized into Pioneer Bond Fund. Although each fund is a Delaware statutory trust, your fund is a closed-end fund whose shares are traded on the NYSE whereas Pioneer Bond Fund is an open-end fund that operates as a mutual fund. The differences between the rights of shareholders of Pioneer Interest Shares and those of Pioneer Bond Fund relate primarily to the different characteristics of a closed-end fund and an open-end fund. Below is a summary of the principal differences between a closed-end fund and an open-end fund.

     Closed-end investment companies neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies typically are bought and sold on national securities exchanges. Pioneer Interest Shares' common shares currently are traded on the NYSE and during the last few years have traded at a discount from net asset value, although at other times these shares traded at a premium above net asset value.

     Pioneer Bond Fund is registered as an open-end investment company under the 1940 Act. Open-end investment companies are commonly referred to as "mutual funds" and generally issue redeemable securities on an ongoing basis. Open-end fund shares are redeemable each day the NYSE is open at their net asset value. Pioneer Bond Fund engages in a continuous offering of its shares of beneficial interest. Class Y shares of Pioneer Bond Fund are sold at net asset value and are not subject to any sales charges or redemption fees. Other classes have different features. Shareholders of Pioneer Bond Fund may, on any day the NYSE is open, redeem their shares of Pioneer Bond Fund and receive the net asset value of the shares next computed after the receipt of the redemption request in good order.

     In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between the funds that should be considered by Pioneer Interest Shares' shareholders:

     (i) Effect of redemption rights on value of shares. As stated above, the shareholders of open-end funds redeem their shares at the "public offering price," meaning net asset value for a no-load fund, such as Class Y shares of Pioneer Bond Fund. The right to transact at the public offering price (or net asset value) is established by Section 22(d) of the 1940 Act. This provision effectively eliminates any discount that may occur when shares of a closed-end fund trade on the secondary market. Conversely, this provision precludes the possibility of ever receiving a premium over net asset value, at which shares of a closed-end fund may trade on the secondary market.

     (ii) Shareholder services. Shareholders of Pioneer Bond Fund may participate in an exchange privilege allowing them to exchange their shares for Class Y shares of other Pioneer open-end funds, which are not available to shareholders of closed-end funds, such as Pioneer Interest Shares. In addition, shareholders of Pioneer Bond Fund receive other shareholder services and privileges that are not provided to shareholders of Pioneer Interest Shares, as discussed under "Additional Information About The Pioneer Funds."

     (iii) Dividend reinvestment plan. For the period prior to the proposed Reorganization, shareholders of Pioneer Interest Shares participating in the Plan will continue to have their dividends reinvested in shares of Pioneer Interest Shares in accordance with the Plan unless they elect otherwise. The Plan is expected to be suspended, however, with respect to any dividend payable on the business day immediately preceding and up through the Closing Date. Any such dividend will be paid to Plan participants in cash. Following the reorganization, former shareholders of Pioneer Interest Shares who participated in the Plan may have their dividends reinvested in Class Y shares of Pioneer Bond Fund at net asset value.

     (iv) Shareholder meetings. The NYSE listing regulations require that Pioneer Interest Shares hold an annual meeting of shareholders. Pioneer Bond Fund is not required to and generally does not hold such annual meetings.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. As each fund's investment adviser, Pioneer provides the funds with investment research, advice and supervision and furnishes an investment program for each fund consistent with that fund's investment objectives and policies, subject to the supervision of that fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions and reports to the Trustees on each fund's investments and performance.

     Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.P.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

Board of Trustees

     The Board of Trustees provides broad supervision over the affairs of each Pioneer Fund. Specifically, the Board of the Pioneer Funds is responsible for overseeing the performance of Pioneer Funds' investment adviser and determining whether to approve and renew the Pioneer Funds' investment management agreements.

     Margaret B.W. Graham, an Independent Trustee of each Pioneer Fund, is a resident of Canada and may be presumed to have all of her assets located outside the United States; this may be expected to adversely affect enforcement of federal securities laws against Ms. Graham due to an inability to effect service of process, bring actions in Canadian courts or enforce judgments in the United States or Canada.

Administrator, Custodian, Distributor and Transfer Agent

     Because your fund is a closed-end fund traded on the NYSE, your fund does not have an underwriting agreement with a distributor to distribute shares. PFD is the distributor of Pioneer Bond Fund's shares.

     Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is each fund's transfer agent. The principal business address of PIMSS is P.O. Box 55150 Boston, MA 02205-5150. PIMSS hired American Stock Transfer & Trust Company ("AST") to serve as your fund's sub-transfer agent on July 17, 2006. The principal business address of AST is 59 Maiden Lane, Plaza Level, New York, NY 10038.

     Brown Brothers Harriman & Co. ("BBH") is each fund's custodian. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, MA 02109.

     Pioneer is each fund's administrator. For a fee at the annual rate of 0.0225% of average daily net assets, Pioneer provides to each fund certain accounting, administration and legal services.

     Pioneer Bond Fund compensates PFD, PIMSS and BBH for their services. Your fund compensates PIMSS and BBH for their services. PIMSS is responsible for paying the fees of AST. PFD and PIMSS are affiliates of Pioneer.

Capital Stock (Pioneer Interest Shares)

     Your fund's Declaration of Trust authorizes issuance of only one class of shares, the holders of which have the right to receive any dividends payable. There will be no cumulative voting in the election of Trustees. On all matters, each share has one vote (or, in the case of fractional shares, a proportionate fractional vote). Shares are non-assessable. There are no preemptive rights, conversion rights, redemption provisions or sinking fund provisions.

        Pioneer Interest Shares Outstanding Securities -- Common Shares
                           (As of August 10, 2007)

---------------------------------------------------------------------------------------------------
                                                    (3) Amount Held by       (4) Amount Outstanding
(1) Title of Class      (2) Amount Authorized        Pioneer Interest         Exclusive of Amount
                                                  Shares for its Account        shown under (3)
---------------------------------------------------------------------------------------------------
 Common Shares               7,500,000                 26.495                     7,394,997.505
---------------------------------------------------------------------------------------------------

Description of Shares (Pioneer Bond Fund)

     Pioneer Bond Fund's Declaration of Trust authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares, Class Y shares and Class Z shares. The shares of each class represent an interest in the same portfolio of investments of Pioneer Bond Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B, Class C and Class R shareholders have exclusive voting rights with respect to the rule 12b-1 fees adopted by holders of those shares in connection with the distribution of those shares.

     Shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote) and may vote in the election of the Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. Pioneer Bond Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of Pioneer Bond Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of Pioneer Bond Fund's shares.

Dividend Reinvestment Plan (Pioneer Interest Shares)

     Your fund maintains a Plan whereby a shareholder who desires to participate (a "Participant") may reinvest cash dividends and distributions in the purchase of additional shares of your fund. Participants have the right to withdraw from the Plan at any time without penalty or to reenter at any time; provided, however, that written notice of withdrawal from, or resumption of, the Plan by a Participant to be effective as to any dividend or distribution must be received by PIMSS at least 15 days before the record date for such dividend or distribution.

     Under the Plan when a dividend or distribution is declared, the number of whole and fractional shares credited to a Participant's account, or the cash distributed to a Participant, is determined as follows:

     (i) if the market value of your fund is less than the net asset value of your fund in effect at the time, the dividend or distribution is returned as cash to Participants, and

     (ii) if the market value of your fund is equal to or greater than the net asset value of your fund at that time, the dividend or distribution is reinvested to purchase whole and fractional shares at the greater of the net asset value or 95% of the market value per share.

     Capital gains and income realized upon a dividend or distribution are borne by Participants at the time of distribution, regardless of whether cash or shares are received under the Plan. Contact PIMSS at the address given above for additional information about your fund's Plan. Participants holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

Disclosure of Portfolio Holdings (Pioneer Bond Fund)

     Pioneer Bond Fund's policies and procedures with respect to the disclosure of portfolio securities are described in the statement of additional information.

Buying, Exchanging and Selling Shares

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the NYSE is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the Pioneer Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using only market prices. For market prices and quotations, as well as for some fair value methods, the Pioneer Funds rely upon securities prices provided by pricing services.

     Each Pioneer Fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Pioneer Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Pioneer Fund, developments relating to the securities market or the specific issuer may occur between the time the primary market closes and the time the Pioneer Fund determines its net asset value. In those circumstances, the Pioneer Fund may use the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Pioneer Fund could change on a day you cannot buy or sell shares of the Pioneer Fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each Pioneer Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Pioneer Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Additional Payments to Financial Intermediaries (Pioneer Bond Fund). Pioneer and its affiliates may make additional payments to your financial intermediary through which you will hold Pioneer Bond Fund shares. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments if the amount of the payment may exceed the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the Pioneer fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

     Opening Your Account (Pioneer Bond Fund). If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in Pioneer Bond Fund's prospectus. Ask your investment professional for more information.

     If you invest in Pioneer Bond Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in Pioneer Bond Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by Pioneer Bond Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options (Pioneer Bond Fund). You must complete an account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55150
     Boston, Massachusetts 02205-5150
     Telephone 1-800-622-3265

     Telephone Transaction Privileges (Pioneer Bond Fund). If your account is registered in your name, you can exchange or sell shares of Pioneer Bond Fund by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Pioneer Bond Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Share Price (Pioneer Bond Fund). If you place an order to purchase, exchange, or sell shares with the transfer agent, your PFD-affiliated investment firm or your PFD-affiliated plan administrator by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the NYSE on that day. If your order is placed with such transfer agent, investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by Pioneer Bond Fund. Your investment firm or plan administrator is responsible for transmitting your order to Pioneer Bond Fund in a timely manner.

     Good order means that:

     o You have provided adequate instructions

     o There are no outstanding claims against your account

     o There are no transaction limitations on your account

     o If you have any Pioneer fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o Your request includes a signature guarantee if you:

       -- Are selling over $100,000 and want the sale proceeds sent to an address other than your bank account of record or payable to someone other than the account's record owners

       -- Changed the account registration, address of record or bank account of record within the last 30 days

       -- Are selling or exchanging over $5 million worth of shares

       -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


     Transaction Limitations (Pioneer Bond Fund). Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive Trading (Pioneer Bond Fund)."

     Buying Pioneer Fund Shares (Pioneer Bond Fund). You may buy Class Y shares of Pioneer Bond Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm that has a sales agreement with PFD, please call 1-800-622-3265 for information on how to locate an investment professional in your area. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of Pioneer Bond Fund at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Pioneer Bond Fund reserves the right to stop offering any class of shares.

     Exchanging Shares (Pioneer Bond Fund). You may exchange your Class Y shares of Pioneer Bond Fund for Class Y shares of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Pioneer Bond Fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge. Your exchanges are subject to certain limitations. (Please refer to "Excessive Trading (Pioneer Bond Fund)" below).

     Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

     Selling Shares (Pioneer Bond Fund). Your shares will be sold at net asset value per share next calculated after Pioneer Bond Fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

     Pioneer Bond Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days.

     Other Requirements (Pioneer Bond Fund). If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner. You may have to pay income taxes on a sale or an exchange.

--------------------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                   Exchanging Shares
--------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR              Normally, your investment firm will send your       Normally, your investment firm will send your
INVESTMENT FIRM           purchase request to the Pioneer Bond Fund's         exchange request to the Pioneer Bond Fund's
                          transfer agent.                                     transfer agent.

                          Consult your investment professional for more       Consult your investment professional for more
                          information.                                        information about exchanging your shares.

                          Your investment firm may receive a
                          commission from PFD for your purchase of
                          fund shares, and may receive additional
                          compensation from Pioneer for your purchase
                          of Pioneer Bond Fund shares.
----------------------------------------------------------------------------------------------------------------------------
BY PHONE OR WIRE          You may wire funds to purchase Class Y              You may exchange Pioneer Bond Fund's
                          shares if you have an existing Class Y account.     shares by phone after establishing a Class Y
                          Note, however, that:                                account if:

                          o  State Street Bank must receive your wire no      o  You are exchanging into an existing account
                             later than 11:00 a.m. Eastern time on the           or using the exchange to establish a new
                             business day after the fund receives your           account, provided the new account has a
                             request to purchase shares                          registration identical to the original
                                                                                 account
                          o  If State Street Bank does not receive your
                             wire by 11:00 a.m. Eastern time on the next      o  The fund into which you are exchanging offers
                             business day, your transaction will be              Class Y shares
                             canceled at your expense and risk
                                                                              o  You are not exchanging more than $5 million
                          o  Wire transfers normally take two or more            worth of shares per account per day
                             hours to complete and a fee may be charged
                             by the sending bank                              o  You can provide the proper account
                                                                                 identification information
                          o  Wire transfers may be restricted on holidays
                             and at certain other times
----------------------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL OR    You can purchase Pioneer Bond Fund shares           You can exchange Pioneer Bond Fund shares
BY FAX                    for an existing fund account by mailing a           by mailing or faxing a letter of instruction to
                          check to the transfer agent. Make your check        the transfer agent. You can exchange Pioneer
                          payable to Pioneer Bond Fund. Neither initial       Bond Fund shares directly through the Pioneer
                          nor subsequent investments should be made           Bond Fund only if your account is registered
                          by third party check. Your check must be in         in your name. However, you may not fax an
                          U.S. dollars and drawn on a U.S. bank. Include      exchange request for more than $5 million.
                          in your purchase request Pioneer Bond Fund's        Include in your letter:
                          name, the account number and the name or
                          names in the account registration.                  o  The name and signature of all registered
                                                                                 owners
                          If you are registering an account in the name
                          of a corporation or other fiduciary, you must       o  A signature guarantee for each registered
                          send your completed account set-up forms to            owner if the amount of the exchange is more
                          the transfer agent prior to making your                than $5 million
                          purchase.
                                                                              o  The name of the fund out of which you are
                                                                                 exchanging and the name of the fund into
                                                                                 which you are exchanging

                                                                              o  The dollar amount or number of shares you are
                                                                                 exchanging
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                         Selling Shares                                 How to Contact Pioneer
-------------------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your request to sell                 BY PHONE
shares to the Pioneer Bond Fund's transfer agent.                             For information or to request a telephone
                                                                              transaction between 9:00 a.m. and 5:30 p.m.
Consult your investment professional for more information.                    (Eastern time) by speaking with a shareholder
                                                                              services representative call 1-800-622-3265
Pioneer Bond Fund has authorized PFD to act as its agent in
the repurchase of its shares from qualified investment firms.                 To request a transaction using FactFone(SM) call
Pioneer Bond Fund reserves the right to terminate this                        1-800-225-4321
procedure at any time.
                                                                              Telecommunications Device for the Deaf (TDD)
                                                                              1-800-225-1997
-------------------------------------------------------------------------------------------------------------------------------
You may sell up to $5 million per account per day by telephone                BY MAIL
if the proceeds are directed to your bank account of record.                  Send your written instructions to: PIONEER
You may only sell up to $100,000 per account per day by                       INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
telephone if the proceeds are not directed to your bank account               P.O. Box 55150 Boston, Massachusetts 02205-5150
of record. You may sell Pioneer Bond Fund shares held in a
retirement plan account by phone only if your account is an                   PIONEER WEBSITE
eligible IRA (tax penalties may apply). You may not sell your                 www.pioneerinvestments.com
shares by phone if you have changed your address (for
checks) or your bank information (for wires and transfers) in                 BY FAX
the last 30 days.                                                             Fax your exchange and sale requests to:
                                                                              1-800-294-4485
You may receive your sale proceeds:

o By check, provided the check is made payable exactly as your account is registered

o  By bank wire or by electronic funds transfer,
   provided the sale proceeds are being sent to
   your bank address of record
-------------------------------------------------------------------------------------------------------------------------------
You can sell some or all of your Pioneer Bond Fund shares by writing directly to the Pioneer Bond Fund only if your account is registered in your name. Include in your request your name, the fund's name, the fund account number, dollar amount or
number of Class Y shares to be sold and any other applicable requirements as described below.

The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.
The transfer agent will not process your request until it is received in good order.

You may sell up to $5 million per account per day by fax if the proceeds are directed to your bank account of record. You may only sell up to $100,000 per account per day by fax if the
proceeds are not directed to your bank account of record.
-------------------------------------------------------------------------------------------------------------------------------

Shareholder Account Policies (Pioneer Bond Fund)

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Bond Fund shares

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     Pioneer Bond Fund generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. Pioneer Bond Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Bond Fund shares.

     Distribution Options (Pioneer Bond Fund). Pioneer Bond Fund offers three distribution options. Any Pioneer Bond Fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     1. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by Pioneer Bond Fund will automatically be invested in additional Pioneer Bond Fund shares.

     2. You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     3. You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Excessive Trading (Pioneer Bond Fund). Frequent trading into and out of Pioneer Bond Fund can disrupt portfolio management strategies, harm Pioneer Bond Fund's performance by forcing Pioneer Bond Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of Pioneer Bond Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Pioneer Bond Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in Pioneer Bond Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     Pioneer Bond Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Pioneer Bond Fund's shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to Pioneer Bond Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of Pioneer Bond Fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in

Pioneer Bond Fund may be adversely affected. Frequently, Pioneer Bond Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

     Pioneer Bond Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. Pioneer Bond Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that Pioneer Bond Fund believes are requested on behalf of market timers. Pioneer Bond Fund reserves the right to reject any purchase request by any investor or financial institution if Pioneer Bond Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to Pioneer Bond Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in Pioneer Bond Fund. Pioneer Bond Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Pioneer Bond Fund may impose further restrictions on trading activities by market timers in the future. Pioneer Bond Fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     To limit the negative effects of excessive trading, Pioneer Bond Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from Pioneer Bond Fund, that investor shall be prevented (or "blocked") from purchasing shares of Pioneer Bond Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, or to transactions by other Pioneer funds that invest in Pioneer Bond Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

     We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either Pioneer Bond Fund's policy described above or their own policies or restrictions designed to limit excessive trading of Pioneer Bond Fund's shares. However, we do not impose this policy at the omnibus account level.

     Minimum Account Size (Pioneer Bond Fund). Pioneer Bond Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, Pioneer Bond Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access (Pioneer Bond Fund). You may have difficulty contacting Pioneer Bond Fund by telephone during times of market volatility or disruption in telephone service. On NYSE holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach Pioneer Bond Fund by telephone, you should communicate with the fund in writing.

     Share Certificates (Pioneer Bond Fund). Pioneer Bond Fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies (Pioneer Bond Fund). Pioneer Bond fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Pioneer Bond Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Pioneer Bond Fund reserves the right to:

     o suspend transactions in shares when trading on the NYSE is closed or restricted, or when the SEC determines an emergency or other circumstances exist that make it impracticable for Pioneer Bond Fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by Pioneer Bond Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     Dividends and Capital Gains. Pioneer Interest Shares' policy is to distribute each quarter substantially all of its net investment income and annually substantially all of its net realized capital gains, if any. It is Pioneer Interest Shares' policy to offset capital gains with any capital loss-carryforward before making additional capital gains distributions. Pioneer Bond Fund declares a dividend daily. Dividends are normally paid on the last business day of each month. Pioneer Bond Fund generally pays any distributions of net short-and long-term capital gains in November. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for such Pioneer Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the Pioneer Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from a Pioneer Fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by a Pioneer Fund and certain other conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Generally, none of the dividends of either Pioneer Fund meet the requirements to be treated as qualified dividend income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the Pioneer Fund along with the certifications required by the IRS when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible application of the alternative minimum tax or additional withholding taxes for non-U.S. shareholders. You may also consult Pioneer Bond Fund's statement of additional information and each Pioneer Fund's most recent shareholder reports for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

     Share Classes. Pioneer Bond Fund offers six share classes (designated Class A, B, C, R, Y and Z, respectively) that have different sales loads, 12b-1 fees and/or other class-specific expenses. As the investors in the other share classes do have loads, 12b-1 fees and/or higher class-specific expenses, the NAV and performance of each class varies. Class Y has one of the lowest class-specific expense ratios. Shareholders are only offered Class Y shares by means of this prospectus.

                             FINANCIAL HIGHLIGHTS
                 PIONEER INTEREST SHARES FINANCIAL HIGHLIGHTS

     The following table shows the financial performance of your fund for the past ten fiscal years. The total returns in the tables represent the rate that your investment would have increased or decreased during each period (assuming reinvestment of all dividends and distributions at net asset value).

     The information below for the fiscal years ended December 31, 2002 through December 31, 2006 has been audited by Ernst & Young LLP, your fund's independent registered public accounting firm, whose report is included in your fund's annual report along with your fund's financial statements. The information below for the fiscal years ended December 31, 1997 through December 31, 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

                                           Year        Year          Year           Year
                                          Ended       Ended          Ended         Ended
                                         12/31/06    12/31/05    12/31/04 (a)     12/31/03
Net asset value, beginning of period      $ 12.30     $ 12.61        $ 12.58       $ 12.22
                                          -------     -------        -------       -------
Increase (decrease) from
 investment operations:
 Net investment income                    $  0.52     $  1.81        $  0.61       $  0.69
 Net realized and unrealized gain
  (loss) on investments                     (0.07)      (1.50)          0.14          0.35
                                          -------     -------        -------       -------
  Net increase (decrease) from
   investment operations                  $  0.45     $  0.31        $  0.75       $  1.04
Distributions to shareowners:
 Net investment income                      (0.59)     ( 0.62)         (0.72)        (0.68)
                                          -------     -------        -------       -------
In excess of net investment income             --          --             --            --
                                          -------     -------        -------       -------
Net increase (decrease) in
 net asset value                          $ (0.14)    $ (0.31)       $  0.03       $  0.36
                                          -------     -------        -------       -------
Net asset value, end of period            $ 12.16     $ 12.30        $ 12.61       $ 12.58
                                          =======     =======        =======       =======
Market value, end of period               $ 11.14     $ 10.85        $ 11.45       $ 11.53
                                          =======     =======        =======       =======
Total return*++                              8.28%       0.11%          5.48%(c)      8.91%
Ratio of net expenses to average
 net assets+                                 1.00%       0.81%          0.77%         0.90%
Ratio of net investment income
 to average net assets+                      4.33%       4.51%          4.82%         5.53%
Portfolio turnover rate                        27%         42%            47%           71%
Net assets, end of period
 (in thousands)                           $89,933     $90,928        $93,286       $93,014
Ratios assuming no reduction
 for fees paid indirectly:
 Net expenses                                1.00%       0.81%          0.77%         0.90%
 Net investment income                       4.33%       4.51%          4.87%         5.53%

                                             Year            Year          Year          Year          Year          Year
                                             Ended          Ended         Ended         Ended         Ended         Ended
                                           12/31/02        12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of period        $ 12.33        $ 12.36       $ 12.39        $ 13.62      $  13.74      $  13.40
                                            -------        -------       -------        -------      --------      --------
Increase (decrease) from
 investment operations:
 Net investment income                      $  0.82        $  0.85       $  0.93        $  0.96      $   1.04      $   1.06
 Net realized and unrealized gain
  (loss) on investments                       (0.12)         (0.01)        (0.03)         (1.24)        (0.12)         0.36
                                            -------        -------       -------        -------      --------      --------
  Net increase (decrease) from
   investment operations                    $  0.70        $  0.84       $  0.90        $ (0.28)     $   0.92      $   1.42
Distributions to shareowners:
 Net investment income                        (0.81)         (0.87)        (0.93)         (0.95)        (1.04)        (1.07)
                                            -------        -------       -------        -------      --------      --------
In excess of net investment income               --             --            --             --            --         (0.01)
                                            -------        -------       -------        -------      --------      --------
Net increase (decrease) in
 net asset value                            $ (0.11)       $ (0.03)      $ (0.03)       $ (1.23)     $  (0.12)     $   0.34
                                            -------        -------       -------        -------      --------      --------
Net asset value, end of period              $ 12.22        $ 12.33       $ 12.36        $ 12.39      $  13.62      $  13.74
                                            =======        =======       =======        =======      ========      ========
Market value, end of period                 $ 11.23        $ 11.40       $ 11.25        $ 10.25      $  13.56      $  14.00
                                            =======        =======       =======        =======      ========      ========
Total return*++                                5.58%(b)       9.13%        19.49%        (17.96)%        4.66%        17.83%
Ratio of net expenses to average
 net assets+                                   0.84%          0.92%         0.79%          0.88%         0.80%         0.87%
Ratio of net investment income
 to average net assets+                        7.15%          6.76%         7.55%          7.28%         7.53%         7.81%
Portfolio turnover rate                          43%            52%           48%            59%           51%           27%
Net assets, end of period
 (in thousands)                             $90,334        $91,193       $91,380        $91,621      $100,567      $101,192
Ratios assuming no reduction
 for fees paid indirectly:
 Net expenses                                  0.84%          0.92%         0.79%          0.88%         0.80%         0.87%
 Net investment income                         7.15%          6.76%         7.55%          7.28%         7.53%         7.81%

* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividends reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.
(a) The per share data presented is based upon the average shares outstanding for the period presented.
(b) Previously reported 2.40% which was based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c) Previously reported 6.11% which was based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the net asset value at the end of the period.

                    PIONEER BOND FUND FINANCIAL HIGHLIGHTS

     The following table shows the financial performance of Pioneer Bond Fund for the past five fiscal years and the most recent semi-annual period. Certain information reflects financial results for a single Pioneer Bond Fund Class Y share. The total returns in the tables represent the rate that your investment in Pioneer Bond Fund's Class Y shares would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

     The information below has been audited by Ernst & Young LLP, Pioneer Bond Fund's independent registered public accounting firm, whose report is included in Pioneer Bond Fund's annual report along with Pioneer Bond Fund's financial statements. The annual report is available upon request. The information for the semi-annual period ended December 31, 2006 has not been audited.

                                                              Six Months
                                                                Ended
                                                               12/31/06      Year Ended  Year Ended
Class Y                                                      (unaudited)       6/30/06     6/30/05
Net asset value, beginning of period                          $   8.83        $   9.33     $  9.12
                                                              --------        --------     -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.23        $   0.39     $  0.44
 Net realized and unrealized gain (loss) on investments           0.20           (0.46)       0.28
                                                              --------        --------     -------
  Net increase (decrease) from investment operations          $   0.43        $  (0.07)    $  0.72
Distributions to shareowners:
 Net investment income                                           (0.23)          (0.43)      (0.51)
                                                              --------        --------     -------
Net increase (decrease) in net asset value                    $   0.20        $  (0.50)    $  0.21
                                                              --------        --------     -------
Net asset value, end of period                                $   9.03        $   8.83     $  9.33
                                                              ========        ========     =======
Total return*                                                     4.86%          (0.77)%      8.07%
Ratio of net expenses to average net assets+                      0.57%**         0.58%       0.61%
Ratio of net investment income to average net assets+             4.91%**         4.20%       4.43%
Portfolio turnover rate                                             17%**           60%         49%
Net assets, end of period (in thousands)                      $593,706        $521,480     $21,027
Ratios with no assumption of expenses by Pioneer and
 no reduction for fees paid indirectly:
 Net expenses                                                     0.57%**         0.58%       0.61%
 Net investment income                                            4.91%**         4.20%       4.43%
Ratios with assumption of expenses by Pioneer and reduction
 for fees paid indirectly:
 Net expenses                                                     0.57%**         0.58%       0.61%
 Net investment income                                            4.91%**         4.20%       4.43%

                                                                                         9/20/01(a)
                                                             Year Ended      Year Ended     to
Class Y                                                        6/30/04         6/30/03   6/30/02(b)
Net asset value, beginning of period                           $  9.35         $  8.87      $ 8.85
                                                               -------         -------      ------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.46         $  0.51      $ 0.43
 Net realized and unrealized gain (loss) on investments          (0.14)           0.51        0.04
                                                               -------         -------      ------
  Net increase (decrease) from investment operations           $  0.32         $  1.02      $ 0.47
Distributions to shareowners:
 Net investment income                                           (0.55)          (0.54)      (0.45)
                                                               -------         -------      ------
Net increase (decrease) in net asset value                     $ (0.23)        $  0.48      $ 0.02
                                                               -------         -------      ------
Net asset value, end of period                                 $  9.12         $  9.35      $ 8.87
                                                               =======         =======      ======
Total return*                                                     3.48%          11.86%       5.48%(c)
Ratio of net expenses to average net assets+                      0.58%           0.67%       0.64%**
Ratio of net investment income to average net assets+             5.05%           5.54%       6.28%**
Portfolio turnover rate                                             63%             48%         59%(c)
Net assets, end of period (in thousands)                       $13,617         $ 7,719      $4,051
Ratios with no assumption of expenses by Pioneer and
 no reduction for fees paid indirectly:
 Net expenses                                                     0.58%           0.67%       0.64%**
 Net investment income                                            5.05%           5.54%       6.28%**
Ratios with assumption of expenses by Pioneer and reduction
 for fees paid indirectly:
 Net expenses                                                     0.58%           0.67%       0.64%**
 Net investment income                                            5.05%           5.54%       6.28%**

(a) Class Y shares were first publicly offered on September 20, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(b) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.
(c) Not annualized.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $50,000. Pioneer has agreed to pay 75% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. With respect to the Reorganization, your fund will pay the remaining 25% of the costs incurred in connection with the Reorganization.

Revoking Proxies

     Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares


     Only shareholders of record on August 10, 2007 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following number of common shares of your fund was outstanding:

                                          Shares Outstanding on the record date
                                                  (August 10, 2007)
                                          --------------------------------------
  Pioneer Interest Shares
  Common shares ..........................            7,395,024


Other Business

     Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the Board of Trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The Pioneer Funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.


Shareholders' Proposals

     Your fund holds an annual meeting of shareholders each year. In accordance with your fund's by-laws, any shareholder desiring to present a proposal for consideration at the next annual meeting of shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 no later than the close of business on the 90th day (and no earlier than the close of business on the 120th day) prior to the one year anniversary of the date on which notice of the preceding year's annual meeting was mailed. Last year's mailing of notice for the annual shareholders meeting occurred on July 24, 2006, so proposals for this year's annual shareholder meeting should have been received by your fund no later than the close of business on April 25, 2007 and no earlier than the close of business on March 26, 2007.


                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     As of April 30, 2007, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of the Pioneer Fund.


     To the knowledge of each Pioneer Fund, as of the record date for the meeting on August 10, 2007, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each Pioneer Fund, respectively. No persons are known to control either Pioneer Fund by virtue of beneficial ownership of 25% or more of the outstanding voting securities, and none of the persons listed below are known to have a material interest in the Reorganization beyond that stemming from their 5% or greater shareholding and associated pro rata participation in the benefits of the Reorganization.



                                                                                                          Percent of Pioneer
                                                                                                           Bond Fund after
                  Record Holder                     Share Class    Number of Shares   Percent of Class(1)  Reorganization(2)
----------------------------------------------------------------------------------------------------------------------------
 Pioneer Interest Shares
 Cede & Co (Fast Account)                          Common Shares         6,424,887          86.88%(3)          5.47%
 PO Box 20
 Bowling Green Station
 New York, NY 10004-1408
----------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
 HUBCO                                                Class A         7,841,667.674         25.19%             6.67%
 Regions Financial Corporation
 Attn: Trust Operation, 2nd Fl
 298 West Valley Ave
 Birmingham, AL 35209-4816
----------------------------------------------------------------------------------------------------------------------------
 MLPF&S (for the sole benefit of its customers)       Class C           898,568.328         25.61%             0.76%
 Mutual Fund Administration 97 JL1
 4800 Deer Lake Drive East, 2nd Fl
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------------
 Citigroup Global Markets Inc.                        Class C           255,234.171          7.27%             0.22%
 Attn: Peter Booth
 00109801250
 333 West 34th Street, 7th Fl
 New York, NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------

                                                                                                        Percent of Pioneer
                                                                                                         Bond Fund after
                  Record Holder                    Share Class   Number of Shares   Percent of Class(1)  Reorganization(2)
-------------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company FBO ASO Trust                    Class Y        24,662,361.582         34.96%            20.98%
 Attn: Mutual Fund Operations
 PO Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------------------------------------------
 First Command Financial SVS Inc.                    Class Y       13,808,266.806          19.58%              11.75%
 FBO First Command SIP
 Attn: Trust Department
 PO Box 901075
 Fort Worth, TX 76101-2075
----------------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company FBO ASO Trust                   Class Y       10,439,903.709           14.8%               8.88%
 Attn: Mutual Fund Operations
 PO Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company FBO ASO Trust                   Class Y        5,252,910.115           7.45%               4.47%
 Attn: Mutual Fund Operations
 PO Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------------------------------------------
 MLPF&S (for the sole benefit of its customers)      Class B          485,914.946          12.21%               0.41%
 Mutual Fund Administration 97 DT9
 4800 Deer Lake Drive East, 2nd Fl
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------------
 American United Life                                Class R          372,748.260          48.07%               5.04%
 AUL Group Retirement Annuity Separate Acct.
 One American Square
 PO Box 1995
 Indianapolis, IN 46206-9102
----------------------------------------------------------------------------------------------------------------------------
 MLPF&S (for the sole benefit of its customers)      Class R          166,413.893          21.46%               0.14%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Fl
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------------
 MG Trust Company Cust.                              Class R           41,559.415           5.36%               0.04%
 FBO Marquette Partners LP
 700 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------------------------------
 Pioneer Funds Distributor Inc.                      Class Z           11,248.59          100.00%               0.01%
 Attn: Corporate Accounting
 60 State Street, 13th Fl
 Boston, MA 02109-1800
----------------------------------------------------------------------------------------------------------------------------

1 To the knowledge of each Pioneer Fund, the amount of each class owned of record, unless otherwise noted.


2 Calculated on the basis of each record holder's present holdings and commitments as of the record date, and assuming the Reorganization took place on that same day.


3 According to a Schedule 13G dated April 10th 2007, Doliver Capital Advisors, Inc. beneficially owns 22.9% (1,696,100 shares) of your fund. Doliver Capital Advisors, Inc. has shared dispositive power over these 1,696,100 shares, but denies any voting power or sole dispositive power with respect to the 1,696,100 shares. According to a Schedule 13G dated January 23rd 2007, Sit Investment Associates, Inc. beneficially owns 13.7% (1,012,800 shares) of your fund. Sit Investment Associates, Inc. has sole dispositive power and sole voting power over these 1,012,800 shares.

                                    EXPERTS

     The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end, and the most recent semi-annual period for Pioneer Bond Fund, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                             AVAILABLE INFORMATION

     You can obtain more free information about the Pioneer Funds from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.

     Pioneer Bond Fund's statement of additional information and each Pioneer Fund's shareholder reports are available free of charge on Pioneer's website at www.pioneerinvestments.com.

     Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Visit our website www.pioneerinvestments.com

     Each Pioneer Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Since your fund is listed on the NYSE, information concerning your fund also can be inspected at the Exchange.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ____ day of September, 2007, by and between Pioneer Bond Fund, a Delaware statutory trust (the "Acquiring Fund")], with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Interest Shares, a Delaware statutory trust (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."


     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Fund is a registered investment company classified as a management company of the open-end type, and the Acquired Fund is a registered investment company classified as a management company of the closed-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquiring Fund and the Acquired Fund have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, having an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Fund in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Fund's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Fund's Agreement and Declaration of Trust or By-laws. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be October 19, 2007, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Acquired Fund represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Fund is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquired Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The Acquired Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Acquired Fund's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2006, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed by the Acquired Fund, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in the market value at which shares of the Acquired Fund have been trading shall not constitute a material adverse change;

         (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

             (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

             (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund Representation Certificate to be delivered pursuant to paragraph 7.4;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records; and

             (N) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

         (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund or the Acquired Fund of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (s) The tax representation certificate to be delivered by Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Fund or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

         (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended June 30, 2006 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

         (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

         (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

             (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;


             (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;


             (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquiring Fund has delivered to Acquired Fund or made available to Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in
         Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund Tax Representation Certificate to be delivered pursuant to paragraph 6.3;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

             (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records.

         (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

         (m) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

         (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (r) The tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Fund will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters with respect to the Acquired Fund;

     6.4 The Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Acquired Fund shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Fund and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     7.1 The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.2 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.6 The Board of Trustees of the Acquired Fund shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Fund's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code.

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to [December 31, 2007] or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or the trustees or officers of the Acquired Fund or the Acquiring Fund, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Fund's Declaration and the Acquired Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Fund and of the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Fund's Declaration and the Acquired Fund's Declaration of Trust, respectively.

                                   * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                    PIONEER BOND FUND


By:  ____________________________________  By: _________________________________
Name: Christopher J. Kelley                Name:
Title: Assistant Secretary                 Title:


Attest:                                    PIONEER INTEREST SHARES


By:  ____________________________________  By: _________________________________
Name: Christopher J. Kelley                Name:
Title: Assistant Secretary                 Title:

                      This page intentionally left blank.

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE
-------------------------------------------------------------------------------

PIONEER BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                       CLASS Y SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

                 If           If
Period          Held       Redeemed
10 Years         6.07%       6.07%
5 Years          6.29        6.29
1 Year           3.98        3.98

Expense Ratio
(As of May 1, 2006)

                Gross         Net
                 0.58%       0.58%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     Pioneer             Lehman Brothers
                 Interest Shares      Aggregate Bond Index
6/96                  10000                   10000
                      10709                   10815
6/98                  11784                   11955
                      11943                   12331
6/00                  12098                   12894
                      13392                   14342
6/02                  14452                   15579
                      16166                   17200
6/04                  16728                   17255
                      18078                   18428
6/06                  17938                   18280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy through 9/20/01. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER BOND FUND 12/31/06

The domestic bond market recovered in the final half of 2006, after performing weakly early in the year because of fears of potentially intensified inflationary pressures and rising interest rates. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond Fund during the six months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, is responsible for the daily management of the Fund.

Q: How did the Portfolio perform during the second half of 2006?

A: Pioneer Bond Fund Class A shares generated a total return of 4.73%, at net asset value, for the six months ended December 31, 2006. During the same six months, the Lehman Brothers Aggregate Bond Index rose 5.09%. The average return of the 178 funds in Lipper's corporate debt, A- rated mutual fund category was 4.93%. On December 31, 2006, the 30-day Standardized SEC yield for the Fund's Class A shares was 4.07%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted?

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost?

Q: What was the investment environment like during the second half of 2006?

A: The period provided a different environment from that posed during the first half, when most types of high-grade bonds posted negative results. During the year's second half, the Federal Reserve Board paused in its tightening policy and left the key Fed funds rate unchanged at 5.25%. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In this environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted -- a phenomenon which reverses normal fixed-income relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered positive results. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, still delivered the strongest performance in the domestic market.

Q: What were principal strategies during the six-month period, and how did they affect performance?

A: The Fund's exposure to high-yield corporate bonds -- the best-performing area of the market -- and an effective interest-rate strategy helped performance. Although we became somewhat more defensive early in the period and reduced our investments in corporate bonds, we still maintained a healthy exposure to high-yield bonds, which at the end of the fiscal year accounted for 4.3% of Fund assets. At the same time, we lowered our exposure to investment-grade corporate debt, as we became concerned that heavy activity in mergers-and-acquisitions and leveraged buyouts would hurt bondholders while helping shareowners.

   During a period of changing interest-rate trends, our management of duration -- which is a measure of a bond's price sensitivity to changes in interest rates -- was successful. After maintaining a relatively short-duration early in 2006 when interest rates were rising, we moved to a longer duration, starting in June. This positioned the Fund to benefit when longer-maturity rates began to decline, as they did for the second half of the year. However, we moved again to a shorter duration near the end of 2006 to protect against the potential of a rise in rates. On December 31, 2006, the Fund's effective duration was 4.19 years.

   Within the investment-grade universe, we emphasized mortgage-backed securities, which helped performance. At the end of the six months, on December 31, 2006, 48.7% of Fund assets were invested in mortgages and other pass-through securities. During the six months, we reduced our exposure to Treasury Inflation Protected Securities (TIPS), which had helped results earlier when interest rates were rising. This lower exposure was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help during the six months.

Q: What were some of the individual holdings that had the greatest influence on the Fund's performance?

A: Several corporate securities helped performance. Bonds of Platinum
   Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Ohio Casualty, a property-and-casualty company specializing in auto policies, also performed well. Trustreet Properties, a real estate investment trust, contributed as its bonds were bought back when the company was acquired.

   The rating of the debt of HCA was lowered from investment-grade to high-yield during the year as part of a leveraged buyout of the company, which operates hospitals throughout the nation. As a result, the Fund's holdings of HCA-issued bonds underperformed and detracted from results.

Q: What is your investment outlook?

A: Given expectations that the economy will continue to expand, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we currently are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we are placing the greatest emphasis on mortgage-backed securities. In the corporate sector, we currently are modestly overweighting high-yield bonds relative to the Fund's benchmark, but have continued to de-emphasize investment-grade corporate debt due to the small risk premium available on these securities and the aforementioned leveraged buyout risk.

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

   Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

   Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTEREST SHARES
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Cumulative Total Returns
(As of December 31, 2006)

               Net Asset         Market
Period        Value (NAV)        Price
10 Years         5.67%            5.70%
5 Years          5.37             5.69
1 Year           3.78             8.28

Performance of a $10,000 Investment

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Interest Shares at market value, compared to that of the Lehman Brothers Aggregate Bond Index.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                     Pioneer             Lehman Brothers
                 Interest Shares      Aggregate Bond Index
12/96                 10000                   10000
                      11783                   10965
12/98                 12327                   11918
                      10114                   11820
12/00                 12092                   13194
                      13196                   14308
12/02                 13933                   15776
                      15174                   16423
12/04                 16054                   17136
                      16075                   17552
12/06                 17407                   18313

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER INTEREST SHARES 12/31/06

The domestic bond market delivered generally moderate, positive returns during 2006. The final results came despite weak performance during the first six months, when investors grew increasingly concerned about rising interest rates, increasing oil prices and monetary tightening by the U.S. Federal Reserve. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced Pioneer Interest Shares' performance during the 12 months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

Q: How did the Fund perform during 2006?

A: Pioneer Interest Shares had a total return of 3.78% at net asset value for the 12 months ended December 31, 2006. The Fund's 30-day SEC yield on December 31, 2006, was 2.92% for the month of December. At market price, the Fund had a total return of 8.28% for the year. During the same 12 months, the Lehman Brothers Aggregate Bond Index produced a total return of 4.25%. On December 31, 2006, the Fund's market price was at an 8.4% discount to net asset value. During the 12 months, the Fund paid dividends totaling 59 cents (a distribution yield of 5.44%, based upon market value per share at beginning of year).

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during 2006?

A: During the first half of the year, the Federal Reserve Board raised the key
   Fed funds rate four times, putting pressure on Treasuries and other high-grade fixed-income securities. As the Federal Reserve Board raised the key Fed funds rate to 5.25% from the 4.25% starting point at the beginning of the year, longer-maturity yields of high-grade securities also rose, although not by as much, leading to negative returns for many high-grade parts of the market during the first six months. The situation was different in the lower-rated, high-yield market, which performed well as solid growth in the economy largely offset the effects of the rate hikes. The climate changed markedly from mid-May through mid-July, when the capital markets were worried about inflationary pressures. The concerns were exacerbated by rapidly rising oil prices. Riskier asset classes -- including stocks and high-yield bonds -- slumped during that two-month period.

   During the year's second half, as the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged, a different environment unfolded. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In that environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted -- a phenomenon which reverses normal fixed-income relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered improved performance in the second half of the year. For the year, Treasuries, government agencies, mortgage-backed securities and investment-grade corporate bonds produced positive results, with income overcoming some erosion of prices. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, delivered the strongest performance in the domestic market.


Q: What were principal strategies during the year, and how did they affect performance?

A: Helping results were the Fund's exposure to high-yield corporate bonds -- the best-performing area of the market -- and an effective interest-rate strategy. Although we became somewhat more defensive early in the year and reduced our investments in corporate bonds, we still maintained an emphasis on high-yield bonds, which helped support total return performance. At the end of the fiscal year, 8.5% of Fund assets were invested in high-yield corporate bonds. At the same time, we lowered our exposure to investment-grade corporate debt, as we became concerned that heavy activity in mergers-and-acquisitions and leveraged buyouts would hurt bondholders while helping shareholders.

   During a period of changing interest-rate trends, our management of duration -- which is a measure of a bond's price sensitivity to changes in interest rates -- was successful. We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Fund to benefit when longer-maturity rates began to decline, as they did for the remainder of the year. However, we moved again to a short-duration near the end of the year to protect against the potential of a rise in rates. On December 31, 2006, the Fund's effective duration was 4.29 years.

   Early in the year, we increased our investments in mortgage-backed securities and we maintained a higher exposure throughout the year, helping performance. At the end of the fiscal year, on December 31, 2006, 53.0% of Fund assets were invested in mortgages and other pass-through securities. During the first half of the year, we also maintained a healthy allocation to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. We reduced that exposure substantially, beginning in June, which was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help in the second half of the year.

Q: What were some of the individual holdings that had the greatest influence on Fund performance?

A: Several corporate bonds helped performance for the year. Bonds of Platinum
   Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Securities of Odyssey Re, another re-insurance company, also helped, as did our position in Ford Motor bonds. The automotive company's bonds gained in price in 2006, after underperforming in 2005, as investors anticipated that the company would be able to avoid bankruptcy.

   The rating of the debt of HCA was lowered from investment-grade to high-yield during the year as part of a leveraged buyout of the company, which operates hospitals throughout the nation. As a result, the Fund's holdings of HCA-issued bonds underperformed and detracted from results.

Q: What is your investment outlook?

A: Given expectations that the economy will continue to expand, we do not expect the Federal Reserve Board to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we have placed the greatest emphasis on mortgage-backed securities. In the corporate sector, we have modestly overweighted (relative to the Fund's benchmark) high-yield bonds, but have continued to de-emphasize investment-grade corporate debt due to the small risk premium available and the aforementioned leveraged buyout risk.

   Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                                   20958-00-0607

                                PIONEER BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109


                      STATEMENT OF ADDITIONAL INFORMATION


                                 August 22, 2007

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated August 22, 2007) which covers Class Y shares of Pioneer Bond Fund to be issued in exchange for shares of Pioneer Interest Shares. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-622-3265).

INTRODUCTION .............................................................     2
EXHIBITS .................................................................     2
ADDITIONAL INFORMATION ABOUT PIONEER BOND FUND ...........................     2
 FUND HISTORY ............................................................     2
 DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS ........................     2
 MANAGEMENT OF THE FUND ..................................................     2
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     2
 INVESTMENT ADVISORY AND OTHER SERVICES ..................................     2
 PORTFOLIO MANAGERS ......................................................     2
 BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     3
 CAPITAL STOCK AND OTHER SECURITIES ......................................     3
 PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     3
 TAXATION OF THE FUND ....................................................     3
 UNDERWRITERS ............................................................     3
 CALCULATION OF PERFORMANCE DATA .........................................     3
 FINANCIAL STATEMENTS ....................................................     3
ADDITIONAL INFORMATION ABOUT PIONEER INTEREST SHARES .....................     3
 FINANCIAL STATEMENTS ....................................................     3

                                 INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated August 22, 2007 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Pioneer Interest Shares into Pioneer Bond Fund and in connection with the solicitation by the management of Pioneer Interest Shares of proxies to be voted at the Special Meeting of Shareholders of Pioneer Interest Shares to be held on October 16, 2007.

               EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, as indicated below. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Bond Fund's statement of additional information for Class A, B, C, R, Y and Investor Class shares, dated November 1, 2006 ("Pioneer Bond Fund's SAI") (File Nos. 002-62436 and 811-02864), as filed with the Securities and Exchange Commission on October 27, 2006 (Accession No. 0000276776-06-000037) is incorporated herein by reference.

2. Pioneer Bond Fund's Annual Report for the fiscal year ended June 30, 2006 ("Pioneer Bond Fund's 2006 Annual Report") (File No. 811-02864), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No. 0000831120-06-000086) is incorporated herein by reference.

3. Pioneer Bond Fund's Semi-Annual Report for the period ended December 31, 2006 ("Pioneer Bond Fund's 2006 Semi-Annual Report") (File No. 811-02864), as filed with the Securities and Exchange Commission on March 1, 2007 (Accession No. 0000276776-07-00001) is incorporated herein by reference.

4. Pioneer Interest Shares' Annual Report for the fiscal year ended December 31, 2006 ("Pioneer Interest Shares' 2006 Annual Report") (File No. 811-02239), as filed with the Securities and Exchange Commission on March 1, 2007 (Accession No. 0000069407-07-000001) is incorporated herein by reference.

                         ADDITIONAL INFORMATION ABOUT
                               PIONEER BOND FUND

FUND HISTORY

     For additional information about Pioneer Bond Fund generally and its history, see "Fund History" in Pioneer Bond Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Bond Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Bond Fund's SAI.

MANAGEMENT OF THE FUND

     For additional information about Pioneer Bond Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Bond Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information" in Pioneer Bond Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer Bond Fund's SAI.

PORTFOLIO MANAGERS

     For additional information, see "Portfolio Management" in Pioneer Bond Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Pioneer Bond Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Bond Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Bond Fund, see "Description of Shares" in Pioneer Bond Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Bond Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Bond Fund's SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Bond Fund, see "Tax Status" in Pioneer Bond Fund's SAI.

UNDERWRITERS

     For additional information about the Pioneer Bond Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in Pioneer Bond Fund's SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Pioneer Bond Fund, see "Investment Results" in Pioneer Bond Fund's SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Bond Fund's 2006 Annual Report and "Financial Statements" in Pioneer Bond Fund's 2006 Semi-Annual Report.

                         ADDITIONAL INFORMATION ABOUT
                            PIONEER INTEREST SHARES

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Interest Shares' 2006 Annual Report.


                                       3